UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, DATED OCTOBER 24, 2023 – SUBJECT TO COMPLETION

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 1, 2023

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company” or “AIM”) will be held on Friday, December 1, 2023 at 11:00 a.m., Eastern Time, in a virtual meeting format, via live webcast (including any adjournments, postponements or continuations thereof, the “Annual Meeting”). The Annual Meeting will be conducted in a virtual format to provide stockholders the opportunity to participate, irrespective of location.

The Annual Meeting will be held for the following purposes:

1.	To elect four directors to the Company’s Board of Directors (the “Board”) to serve until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify, by non-binding advisory vote, the selection of BDO USA, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, by non-binding advisory vote, the compensation of our named executive officers;

4.	To recommend, by non-binding advisory vote, the frequency of advisory votes on executive compensation; and

5.	To transact such other matters as may properly come before the Annual Meeting.

Who Can Vote:	Stockholders of record at the close of business on October 2, 2023.

How You Can Vote:	You may cast your vote via mail, telephone or the Internet. Certain stockholders may only be able to vote by mail. You may also vote virtually at the Annual Meeting.

Who May Attend:	All stockholders are cordially invited to attend the Annual Meeting by visiting www.cesonlineservices.com/aim23_vm, where you will be able to listen to the meeting live, submit questions, and vote. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/aim23_vm by 11:00 a.m., Eastern Time, on November 30, 2023.

Your vote will be especially important this year. As you may be aware, Ted D. Kellner (together with the other participants in his solicitation, the “Dissident Group”) submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of Mr. Kellner’s intent to nominate director candidates for election to the Board at the Annual Meeting. The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Restated and Amended Bylaws (the “Bylaws”). Mr. Kellner has sued the Company and its directors in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) seeking, among other remedies, a declaratory judgment that the Purported Nomination Notice was valid. The Delaware Court of Chancery has scheduled a trial for October 30 to November 1, 2023.

Unless the litigation results in a finding that the Purported Nomination Notice is valid, any director nominations attempted by Mr. Kellner will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. As Mr. Kellner’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by the Delaware Court of Chancery, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Kellner’s purported nominees on a “universal proxy card.” However, if the litigation results in a finding that the Purported Nomination Notice is valid, then the Company will amend the Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of Mr. Kellner’s nominees on a WHITE universal proxy card, and the Company will mail the revised proxy statement and a WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Dissident Group. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR ALL OF OUR BOARD’S PROPOSED NOMINEES (NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP. The Company is not responsible for the accuracy of any information provided by the Dissident Group in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business.

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES
(NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH)
ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “1 YEAR” ON PROPOSAL 4
USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD DOES NOT ENDORSE ANY OF MR. KELLNER’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY THE DISSIDENT GROUP AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE DISSIDENT GROUP.

If you vote, or have previously voted, using a proxy card sent to you by or on behalf of the Dissident Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope. Stockholders may also vote via the Internet or by telephone.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in AIM ImmunoTech.

By Order of the Board of Directors

/s/ William M. Mitchell
William M. Mitchell
Chairman of the Board

Ocala, Florida

[●], 2023

This Notice of the 2023 Annual Meeting of Stockholders and the accompanying Proxy Statement are first being made available to stockholders of record as of October 2, 2023, on or about [●], 2023.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held at 11:00 a.m., Eastern Time, on Friday, December 1, 2023.

The Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE proxy card and our 2023 Annual Report on Form 10-K are available at
https://aimimmuno.com/stockholder-meeting/.

EXPLANATORY NOTE

AIM ImmunoTech Inc. (the “Company” or “AIM”) is a “smaller reporting company.” As defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosure related to executive compensation.

PRELIMINARY PROXY STATEMENT, DATED OCTOBER 24, 2023 – SUBJECT TO COMPLETION

AIM IMMUNOTECH INC.

2117 SW Highway 484

Ocala, FL 34473

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of AIM ImmunoTech Inc. (“AIM,” the “Company,” “we” or “us”) for use at the Company’s 2023 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2022,” “2021,” “2020,” “2019” and the like refer to the fiscal year ending, or ended, on December 31 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE ANNUAL MEETING

2023 Annual Meeting of Stockholders

Time and Date:	On December 1, 2023 at 11:00 a.m., Eastern Time.

Place:	Via live webcast by visiting www.cesonlineservices.com/aim23_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/aim23_vm by 11:00 a.m., Eastern Time, on November 30, 2023.

Record Date:	The close of business on October 2, 2023 (the “Record Date”).

Proxy Materials:	The Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE proxy card, and the Company’s Annual Report on Form 10-K are first being sent to stockholders of record as of the Record Date on or about [●], 2023.

Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE WHITE PROXY CARD	PAGE
Proposal 1 – Elect four directors to serve on the Board of Directors until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal	FOR ALL	[●]

Proposal 2 – Ratify, on a non-binding advisory basis, the selection of BDO USA, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	[●]

Proposal 3 – Approve, on a non-binding advisory basis, our named executive officer compensation	FOR	[●]

Proposal 4 – Recommend, by non-binding advisory vote, the frequency of advisory votes on executive compensation	1 YEAR	[●]

1

Your vote will be especially important this year. As you may be aware, Ted D. Kellner (together with the other participants in his solicitation, the “Dissident Group”) submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of Mr. Kellner’s intent to nominate director candidates for election to the Board at the Annual Meeting. The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Restated and Amended Bylaws (the “Bylaws”). Mr. Kellner has sued the Company and its directors in the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) seeking, among other remedies, a declaratory judgment that the Purported Nomination Notice was valid. The Delaware Court of Chancery has scheduled a trial for October 30 to November 1, 2023.

Unless the litigation results in a finding that the Purported Nomination Notice is valid, any director nominations attempted by Mr. Kellner will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. As Mr. Kellner’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by the Delaware Court of Chancery, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Kellner’s purported nominees on a “universal proxy card.” However, if the litigation results in a finding that the Purported Nomination Notice is valid, then the Company will amend the Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of Mr. Kellner’s nominees on a WHITE universal proxy card, and the Company will mail the revised proxy statement and a WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Dissident Group. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR ALL OF OUR BOARD’S PROPOSED NOMINEES (NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH), TO DISREGARD ANY MATERIALS SENT TO YOU BY THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY O THE DISSIDENT GROUP. The Company is not responsible for the accuracy of any information provided by the Dissident Group in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make.

OUR BOARD DOES NOT ENDORSE ANY OF MR. KELLNER’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY THE DISSIDENT GROUP AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY THE DISSIDENT GROUP.

If you vote, or have previously voted, using a proxy card sent to you by or on behalf of the Dissident Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

For more information and up-to-date postings, please go to www.aimimmuno.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY either by completing, signing and dating the enclosed WHITE proxy card and promptly mailing it in the postage pre-paid envelope provided or by following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone. Returning your WHITE proxy card will not prevent you from voting at the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

2

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s Annual Meeting to be held on December 1, 2023 at 11:00 a.m., Eastern Time, via live webcast at www.cesonlineservices.com/aim23_vm. These materials were first sent or made available to stockholders on or about [●], 2023 by mail. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a WHITE voting instruction form or WHITE proxy card for the Annual Meeting. WHITE voting instruction forms and WHITE proxy cards are being solicited on behalf of the Board. The Company’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at 11:00 a.m., Eastern Time, on December 1, 2023, via live webcast at www.cesonlineservices.com/aim23_vm. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/aim23_vm by 11:00 a.m., Eastern Time, on November 30, 2023. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Stockholders may log into the meeting platform beginning at 10:30 a.m., Eastern Time, on December 1, 2023. We encourage you to log in prior to the meeting start time. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee in order to vote at the Annual Meeting. If you need assistance with registration, voting or have any questions, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting.

We will provide stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. The question-and-answer session will be conducted in accordance with certain rules of conduct. The rules of conduct will be available at https://aimimmuno.com/stockholder-meeting/ prior to the date of the Annual Meeting and may include certain procedural requirements.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

What if I experience technical issues with the virtual meeting platform?

We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be included in the reminder email you will receive the day before the meeting. We encourage you to access the virtual meeting prior to the start time. If you need assistance with registration, voting or have any questions, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting.

3

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the Annual Meeting.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker or bank (i.e., in “street name”), you will receive your WHITE proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each WHITE proxy card you receive, or vote via the Internet or by telephone as described in the instructions included with your WHITE proxy card(s). You also may receive materials, including a proxy statement and proxy card from Mr. Kellner and the other members of the Dissident Group.

Why might I be receiving proxy materials from Mr. Kellner and the Dissident Group?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on August 3, 2023, Mr. Kellner submitted the Purported Nomination Notice on behalf of the Dissident Group. The Purported Nomination Notice purported to provide the Company notice of Mr. Kellner’s intent to nominate director candidates for election to the Board at the Annual Meeting.

The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws. Mr. Kellner has sued the Company and its directors in the Delaware Court of Chancery, seeking, among other remedies, declaratory judgment that the Purported Nomination Notice was valid. The case is pending, and the Delaware Court of Chancery has scheduled a trial for October 30 to November 1, 2023.

Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Kellner will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Mr. Kellner and the other members of the Dissident Group, including opposition proxy statements and proxy cards. As Mr. Kellner’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Kellner’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is valid, then the Company will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of the purported dissident nominees on a WHITE universal proxy card and mail the revised proxy statement and WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated WHITE proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

We strongly urge you NOT to sign or return any proxy cards sent by or on behalf of the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. If you have already voted using a proxy card sent to you by the Dissident Group, you can revoke it by (1) executing and delivering the enclosed WHITE proxy card, voting via the Internet using the Internet address on the enclosed WHITE proxy card or voting by telephone using the toll-free number on the enclosed WHITE proxy card or (2) voting electronically at the Annual Meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

4

What should I do if I receive a proxy card or other proxy materials from the Dissident Group?

As noted above, the Company has informed Mr. Kellner and the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws. Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Kellner will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Mr. Kellner and the other members of the Dissident Group, including opposition proxy statements and proxy cards.

The Board strongly urges you not to sign or return any proxy card sent to you by the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. If you vote on any proxy card other than the WHITE proxy card provided to you by the Company, you may risk your vote not being counted as a valid vote by proxy card.

If you have any questions or need assistance voting, please contact the Company’s proxy solicitor Morrow Sodali LLC (“Morrow Sodali”) at (800) 662-5200 or AIM@investor.MorrowSodali.com.

What matters will be voted on at the Annual Meeting?

We are aware of four matters that stockholders may vote on at the Annual Meeting. The following items are each listed on the WHITE proxy card:

1.	The election of four directors to serve on the Board until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

2.	The ratification, on a non-binding advisory basis, of the selection of BDO USA, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

3.	Approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3); and

4.	To recommend, by non-binding advisory vote, the frequency of executive compensation votes (Proposal 4).

We will also transact such other matters as may properly come before the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present to the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

5

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the WHITE proxy card:

●	FOR ALL of the Board’s nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on a non-binding advisory basis, of the selection of BDO USA, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

●	FOR the approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3); and
●	1 Year as the frequency for future stockholder advisory votes on executive compensation (Proposal 4).

All shares represented by validly executed WHITE proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the WHITE proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE FOR ALL OF OUR BOARD’S NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD. If you indicate on your WHITE proxy card, via the Internet or by telephone, that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

We do not expect any additional matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by either signing, dating and returning your WHITE proxy card or following the instructions on the enclosed WHITE proxy card to submit your proxy and voting instructions via the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Do I have to attend the Annual Meeting to vote?

No. If you want to have your vote count at the Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this via the Internet, by telephone or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

Do Europeans holding Company Common Stock have to vote a different way?

Yes. Europeans must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on October 2, 2023, the Record Date, and cast votes on your behalf by November 30, 2023 at 5:00 p.m., Eastern Time.

The proxy materials are available at: https://aimimmuno.com/stockholder-meeting/.

6

How may I obtain a printed copy of the proxy materials?

To receive, free of charge, a separate copy of the Notice and this Proxy Statement or the Company’s Annual Report on Form 10-K, stockholders may write or call our offices at the following address or telephone number:

AIM ImmunoTech, Inc.

Attn: Investor Relations

2117 SW Highway 484

Ocala, Florida 34473

(352) 448-7797

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established October 2, 2023 as the Record Date for the Annual Meeting to be held on December 1, 2023. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

If your shares of common stock are registered directly in your name with EQ (formerly American Stock Transfer & Trust Company or “AST”)—the Company’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of common stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As a beneficial owner, you have the right to instruct the broker, bank, or other nominee on how to vote the shares of common stock in your account. Please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

How many shares of common stock are entitled to vote at the Annual Meeting?

As of October 2, 2023, the Record Date, there were approximately 48,797,564 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on all matters. There is no cumulative voting, and the holders of the Company’s common stock vote together as a single class. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

For the Annual Meeting, under our Bylaws, the required quorum for the transaction of business at the Annual Meeting is 40% of the shares of common stock entitled to vote at the Annual Meeting or by proxy.

For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and are present at the virtual Annual Meeting; or

●	Have properly voted via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

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Abstentions and broker non-votes (if any) are counted as present for purposes of establishing a quorum at the Annual Meeting. However, if you receive proxy materials from or on behalf of both the Company and the Dissident Group, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting. As a result, there would be no broker non-votes by such brokers. If you receive proxy materials from or on behalf of both the Company and the Dissident Group and you do not submit any voting instructions to your broker, bank or other nominee, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes and unmarked WHITE proxy cards affect the voting results?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented by proxy or present at the Annual Meeting and entitled to vote on the election of directors. Therefore, the four nominees for director who receive the most votes cast by the shares represented by proxy or present at the Annual Meeting and entitled to vote in the election will be elected at the Annual Meeting.

Proposal 2 – Ratification of Selection of BDO USA, P.A. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented by proxy or present at the Annual Meeting and entitled to vote on the matter, is required to ratify, on a non-binding advisory basis, the selection of BDO USA, P.A. (Proposal 2). If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider the results and any information submitted by the stockholders in determining whether to retain BDO USA, P.A. as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Proposal 3 – Advisory Vote on Our Named Executive Compensation. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented by proxy or present at the Annual Meeting and entitled to vote on the matter, is required to approve, on a non-binding advisory basis, the executive compensation of our named executive officers (Proposal 3). Although the advisory vote on Proposal 3 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the vote and take them into account in making a determination concerning executive compensation.

Proposal 4 – Recommendation, by non-binding advisory vote, on the frequency of advisory votes on executive compensation. The voting frequency option that receives the highest number of votes cast by stockholders at the Annual Meeting will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. Although the advisory vote on Proposal 4 is non-binding, our Compensation Committee will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

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How do abstentions, against votes, broker non-votes, withhold votes and unmarked proxy cards affect the voting results?

Withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

An abstention will have the same effect as a vote “against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting will also not be permitted on Proposal 2 if the Dissident Group delivers its proxy materials to your broker, bank or other nominee on your behalf. If the Dissident Group does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2, and broker non-votes will not be applicable.

An abstention will have the same effect as a vote “against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted on Proposal 3.

Abstentions will have no effect on the outcome of Proposal 4. Broker non-votes, if any, will have no effect on the outcome of Proposal 4. Broker discretionary voting is not permitted on Proposal 4.

If you receive proxy materials from or on behalf of both the Company and the Dissident Group, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting. As a result, there would be no broker non-votes at the Annual Meeting.

Unmarked WHITE Proxy Cards. If you submit a validly executed WHITE proxy card or WHITE voting instruction form, but do not specify how your shares are to be voted with respect to a particular proposal, then your shares will be voted in accordance with the recommendations of the Board on any such proposal, that is:

●	FOR ALL of the Board’s nominees to be elected to serve on the Board until the 2024 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on a non-binding advisory basis, of the selection of BDO USA, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2); and

●	FOR the approval, on a non-binding advisory basis, of our named executive officer compensation (Proposal 3).

●	1 YEAR, on a non-binding advisory basis, for the frequency of advisory votes on executive compensation (Proposal 4).

If any other matters properly come before the Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Where will I be able to find voting results of the Annual Meeting?

Voting results will be tallied by the inspector of election. The Company will retain the inspector of election to count the votes and serve as independent inspector for the Annual Meeting. The Company will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting and will report the final results as soon as practicable following certification by the inspector of election.

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How do I vote my shares of common stock?

Whether you are a stockholder of record or a beneficial owner holding any of your shares of common stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone	By Internet
Vote by dialing the number on the WHITE proxy card or WHITE voting instruction form and following the easy voice prompts.	Follow the instructions included on the WHITE proxy card or WHITE voting instruction form.
By Mail	At the Virtual Annual Meeting
If you request printed copies of the proxy materials by mail, you will receive a WHITE proxy card and you may vote the proxy by filling out the WHITE proxy card and returning it in the enclosed postage-paid envelope.	Attend the virtual Annual Meeting and vote your shares electronically during the meeting. If you hold any shares in “street name,” you may not vote at the meeting unless you obtain a legal proxy from the organization that holds your shares.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the WHITE proxy card TODAY by Internet or mail to ensure that your votes are counted at the Annual Meeting.

The deadline for voting via the Internet or by telephone will vary depending upon how you vote your shares. Please follow the instructions shown on your WHITE proxy card or WHITE voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares on the voting instruction form. Your vote is important. You are also invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares electronically at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of common stock.

Certain of our stockholders hold their shares in more than one account and may receive separate WHITE proxy cards or WHITE voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

The Dissident Group has notified the Company that the Dissident Group intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from the Dissident Group seeking your proxy to vote in favor of Mr. Kellner’s purported nominees.

If you do receive any materials other than from the Company, our Board urges you NOT to sign or return any proxy card sent to you by the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. Our Board recommends a vote FOR ALL of the Board’s nominees by submitting the enclosed WHITE proxy card.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote via the Internet or by telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the Annual Meeting by:

●	Voting again at a later time via the Internet or by telephone;

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date;

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●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473; or

●	Attending the Annual Meeting and voting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Annual Meeting by following directions provided by your bank, broker or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

How will my proxy be voted?

If you complete, sign, date and return your WHITE proxy card(s) or vote via the Internet or by telephone, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, your shares of common stock will be voted as our Board recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of common stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and New York Stock Exchange (“NYSE”) rules. Please see What if my shares of common stock are held in “street name” by my broker? below.

If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by the Dissident Group, you may change your vote by completing, signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the WHITE proxy card or WHITE voting instruction form. Please note that submitting a proxy card sent to you by the Dissident Group will revoke votes you have previously made via the Company’s WHITE proxy card.

Voting on a proxy card or voting instruction form sent to you by the Dissident Group—even to withhold with respect to any of Mr. Kellner’s purported nominees—is not the same as voting for our Board’s nominees on the WHITE voting instruction form or WHITE proxy card because a vote to withhold with respect to any of Mr. Kellner’s purported nominees on the Dissident Group’s voting instruction form or proxy card will revoke any WHITE voting instruction form or WHITE proxy card you may have previously submitted.

What if my shares of common stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your shares of common stock in your broker’s name and wish to vote at the Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Each of Proposal 1, Proposal 3 and Proposal 4 included in this Proxy Statement is considered a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares on these proposals if you do not provide them with specific voting instructions.

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The ratification of the appointment of registered public accounting firm (Proposal 2) is considered a “routine” proposal, and brokers have discretion to vote on that matter even if no instructions are received from the “street name” holder. However, to the extent that the Dissident Group provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting and therefore will have no effect on the outcome of the proposals. Accordingly, if the Dissident Group provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 included in this Proxy Statement will be a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares.

If, however, the Dissident Group does not provide a proxy card or voting instruction form to stockholders who hold their shares in “street name,” then Proposal 2 would be considered a routine matter, and your broker, bank or other nominee would be able to vote on the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to the Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal.

Does the Company have cumulative voting?

No.

Who may attend the Annual Meeting?

Attendance at the virtual Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/aim23_vm by 11:00 a.m., Eastern Time, on November 30, 2023.

Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in the Annual Meeting. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.

Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance either by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible. This will ensure your vote will be counted if you later are unable or decide not to attend the Annual Meeting.

Is a list of stockholders of record available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

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●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who is paying the costs of the proxy solicitation?

The Company will bear the cost of the proxy solicitation by the Company and Board. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the Annual Meeting?

If you have any questions or require assistance voting, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm Morrow Sodali at:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of 2023 Annual Meeting of Stockholders, this Proxy Statement, the Accompanying WHITE Proxy Card, and the Company’s Annual Report on Form 10-K are available at https://aimimmuno.com/stockholder-meeting/.

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BACKGROUND OF THE SOLICITATION

In connection with the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), a group of interconnected individuals, including at least two convicted felons, made two unsuccessful attempts to replace a majority of the Board.

Now, the nomination efforts being publicly led by Ted D. Kellner and Todd Deutsch pursuant to the Purported Nomination Notice with respect to the Company’s 2023 Annual Meeting of Stockholders (for purposes of the Background of the Solicitation, the “2023 Annual Meeting”) involve many of the same individuals that were involved in the failed April 2022 and July 2022 nomination efforts. The Company believes these individuals continue to present misleading and incomplete information—and withhold information—about who is working with Ted D. Kellner, Todd Deutsch and non-stockholder Robert Chioini to conceal their true intentions with respect to the Company and their concerted efforts to take control of the Board for their own benefit. In the Company’s view, these individuals do not have the best interests of all stockholders at heart, and their actions to date should give stockholders serious pause.

The Board strongly urges you to vote on the Company’s WHITE proxy card “FOR ALL” of the Board’s four proposed nominees, Nancy K. Bryan, Thomas K. Equels, William M. Mitchell, and Stewart L. Appelrouth, to safeguard the Company and its promising clinical trials from disruption by the group currently being led by Messrs. Chioini, Deutsch, and Kellner. Voting for the Board’s nominees will help ensure that the current Board will be able to continue to act in the best interests of all AIM stockholders and be positioned to capitalize on important upcoming clinical milestones. Ultimately, supporting the Board’s nominees is the best way to protect your investment.

April 2022 Nomination Efforts

In the first failed attempt to take control of the Board, AIM stockholder Walter Lautz submitted a Rule 14a-8 shareholder proposal (the “Lautz Proposal”) to the Company on April 18, 2022 purporting to nominate Robert Chioini and Daniel Ring for election to the Board.

The Board rejected the Lautz Proposal because Rule 14a-8 of the Exchange Act explicitly states that a basis for excluding a shareholder proposal is if the proposal “[s]eeks to include a specific individual in the company’s proxy materials for election to the board of directors.” The Company later sought and obtained an SEC no-action letter affirming that the Board had a basis for excluding the Lautz Proposal.

The Company subsequently learned that Franz Tudor was behind the drafting of the Lautz Proposal and had initiated the April 2022 nomination efforts by suggesting to Mr. Lautz that Messrs. Chioini and Ring would be interested in being nominated for election to the Board at the 2022 Annual Meeting.

Franz Tudor is an AIM stockholder and convicted felon—having pleaded guilty to insider trading criminal charges and settled insider trading civil charges—who began interfering in the Company’s business affairs after the Company denied his offer to provide “business development” consulting services in 2020. Upon AIM’s application, a Florida court issued an injunction indefinitely enjoining Mr. Tudor from contacting the Company’s business relations in August 2021. The Company believes that injunction, along with Mr. Tudor’s prior criminal conviction, may explain why Mr. Tudor has preferred to work behind the scenes with other individuals with respect to their various efforts to take control of AIM without paying a control premium. Mr. Tudor is also a long-time acquaintance of Mr. Chioini, having provided consulting services to Mr. Chioini during his tenure as the CEO of two companies—Rockwell Medical, Inc. and SQI Diagnostics, Inc. Mr. Chioini was fired as CEO of Rockwell Medical, where he also served on the board of directors, for misconduct. Based on press releases issued by Rockwell Medical at the time, we believe Mr. Chioini behaved in a manner following his termination that was highly inappropriate and unbecoming of a fiduciary of a public company, including Mr. Chioini refusing to accept his termination and filing a Form 8-K without authorization.

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July 2022 Nomination Efforts

In connection with the second failed attempt to take control of the Board, Mr. Lautz declined Mr. Tudor’s mid-June 2022 offer to participate in a second attempt at nominating director candidates, telling Mr. Tudor that he “can’t be the face of this partaking.” The following week, Mr. Lautz checked on Mr. Tudor’s efforts to find a new public face of the nomination efforts in a text message, “[W]ere you able to find someone to be the face of the activist?” Tudor replied, “We are still looking.” The Company became aware of these communications between Messrs. Lautz and Tudor through the 2022 Discovery Process (as defined below).

Soon after, Messrs. Tudor and Chioini identified a new individual to serve as the “face” of the nomination efforts through their new director candidate Michael Rice, who would replace Daniel Ring on the nominee slate. Mr. Rice had served as an advisor to Rockwell Medical during Mr. Chioini’s tenure as CEO. On the same day that the SEC confirmed AIM had a basis for excluding the Lautz Proposal, an individual the Delaware Court of Chancery later described as Michael Rice’s “surfing buddy,” Jonathan Jorgl, acquired 1,000 shares of AIM common stock.

Then, on July 8, 2022, Mr. Jorgl, as a holder of 1,000 shares, delivered to the Company a notice (the “Jorgl Notice”) of his intention to nominate his director candidates, Mr. Chioini and Michael Rice, to replace a majority of the Board at the 2022 Annual Meeting.

The Board rejected the Jorgl Notice for failing to comply with AIM’s bylaws, and Mr. Jorgl sued the Company in the Delaware Court of Chancery, seeking a preliminary injunction and a finding that the Jorgl Notice and his purported nominations were valid. In the case Jonathan Thomas Jorgl v. AIM ImmunoTech Inc., 2022 WL 16543834 (Del. Ch. Oct. 28, 2022) (the “2022 Delaware Litigation”), the Court denied Mr. Jorgl’s motion for a preliminary injunction, ending the July 2022 nomination efforts. In the Court’s memorandum opinion, the Court stated that the Jorgl Notice “was—at best—misleading” and that the associated discovery process (“2022 Discovery Process”) “indicated that a web of individuals had worked together to bring Jorgl’s nomination forward.”

The Company held the 2022 Annual Meeting as scheduled on November 3, 2023, where all three members of the Board were re-elected.

Through the 2022 Delaware Litigation and the 2022 Discovery Process, the Company learned about a number of significant agreements, arrangements and understandings among many individuals to, among other things, conceal the identity and role of certain individuals who were heavily involved in orchestrating or supporting the July 2022 nomination efforts—many of whom the Company believes continue to be actively involved in the 2023 nominations efforts.

As just one example, the Jorgl Notice failed to disclose the involvement of Mr. Chioini’s long-time business associate, convicted felon Michael Xirinachs, who was sentenced to three years of probation and ordered to pay $353,000 in restitution after he pleaded guilty in June 2022 to wire fraud charges involving fraudulent securities trading and promotion, material misrepresentations to investors, and the misuse of funds. Despite the Jorgl Notice and the additional soliciting materials filed by Mr. Jorgl’s group with the SEC on July 21 and August 16, 2022 omitting any reference to Mr. Xirinachs as a participant in the solicitation or nomination efforts, the Company later learned he was involved in planning, funding, and developing legal strategies for the July 2022 nomination efforts publicly led by Mr. Jorgl. Messrs. Chioini and Xirinachs—neither of whom are AIM stockholders—agreed to jointly fund the July 2022 nomination efforts and related litigation, and Mr. Jorgl would not be responsible for any of the costs of those efforts. Messrs. Chioini and Xirinachs ultimately became responsible for $2 million in related expenses. According to the Purported Nomination Notice, as of August 2023, Messrs. Chioini and Xirinachs still owed approximately $1.3 million to legal counsel Baker & Hostetler LLP (“BakerHostetler”) and other advisors. The Purported Nomination Notice also stated that Messrs. Chioini and Xirinachs were on a payment plan with BakerHostetler for the outstanding expenses from the July 2022 nomination efforts and related litigation and that Mr. Chioini has attempted to persuade Mr. Xirinachs to pay his share of the expenses. Messrs. Kellner, Deutsch and Chioini have stated that they intend to seek to have AIM pay or reimburse all of those expenses for the failed 2022 nomination efforts if they are elected.

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Efforts of Ted Kellner and Todd Deutsch at AIM

The Company learned from the discovery materials in the 2022 Delaware Litigation that, since at least October 2021, Messrs. Deutsch and Kellner have communicated about the Company regarding plans and proposals to, among other things, materially change the Company’s business and corporate structure and to change the present Board and management team. According to the Purported Nomination Notice, Messrs. Deutsch and Kellner have had a “strong business and personal relationship for the past 25-plus years” and have invested in the same companies on numerous occasions.

The Company learned through the 2022 Discovery Process that Mr. Kellner emailed Mr. Deutsch on November 4, 2021 to ask, “Have you and Franz [Tudor] drafted the letter we were intending to send to the AIM management team?” Accordingly, the Company believes that Messrs. Deutsch, Kellner and Tudor have been actively working together with respect to the Company since at least Fall 2021 in an attempt to effect a change in, or influence, the control of the Company.

The Company estimates that by mid-December 2021, Messrs. Deutsch and Kellner had acquired aggregate beneficial ownership over more than 5% of the AIM common stock. However, they did not file a Schedule 13D reporting greater than 5% ownership until Summer 2023.

By Spring 2022, Mr. Deutsch was frequently forwarding e-mails regarding AIM to and from each of Mr. Kellner and Franz Tudor within minutes of receipt. Messrs. Deutsch and Tudor have known each other for over 15 years, having worked together at the Galleon Group (“Galleon”) hedge fund in the 2000s. Galleon, a multi-billion-dollar New York hedge fund, was at the center of a 2009 insider trading scandal that led to the shuttering of Galleon and more than 50 convictions and guilty pleas as part of a wide-ranging insider trading probe. Mr. Deutsch—the head trader at the Galleon Captain’s Fund—left Galleon around June 2008. While Mr. Tudor departed Galleon before Mr. Deutsch’s departure, Mr. Tudor became ensnared in the Galleon insider trading probe. Subsequently, Mr. Tudor pleaded guilty to conspiracy to commit securities fraud and cooperated with investigators, including by wearing a recording device to tape conversations with his alleged insider trading co-conspirators. The SEC issued an injunction against Mr. Tudor that permanently enjoined him from, among other things, engaging in certain activities related to “penny stocks”. Like a number of other SEC injunctions issued at the time, the SEC injunction against Mr. Tudor was later partially vacated on July 5, 2019 to remove the bar on association with any investment advisor, municipal securities dealer, or transfer agent. The rest of the SEC injunction against Mr. Tudor remains in force.

On April 19, 2022, the day after Mr. Lautz submitted the Lautz Proposal, Mr. Deutsch emailed Mr. Kellner a profile on the Company’s business, prospects and clinical studies to be used for pitching investors to invest in AIM. Through the 2022 Discovery Process, the Company received a copy of Mr. Kellner’s notes on that email that included a handwritten note saying “what do we own? 15 – 18%?” in apparent reference to an undefined group of AIM stockholders’ aggregate beneficial ownership over shares of AIM common stock. Mr. Kellner also wrote notes suggesting that he believed Mr. Tudor had written the contents of Mr. Deutsch’s April 19, 2022 email.

After the first person Mr. Tudor chose to be the “face” of his takeover effort, Mr. Lautz, failed in his attempt to nominate Messrs. Chioini and Ring in April 2022, Mr. Tudor updated Mr. Deutsch on the renewed efforts and arrangements being made for a proxy fight at the 2022 Annual Meeting and the need for funding assistance. As Mr. Tudor scrambled to line up a second nomination attempt, he wrote a June 2, 2022 email to Mr. Deutsch, saying “If you would like to send to Ted [Kellner]. . . . I have 2 strong candidates to run and get control of the [Board]. . . . I have a shareholder who is will[ing] to have their name as the lead but so far have not been able to find anyone to front the $150K.” Mr. Deutsch promptly forwarded the email to Mr. Kellner.

On June 16, 2022, an outside counsel of the Company sent a letter to Messrs. Deutsch and Kellner, notifying them of the Company’s serious concerns that they were violating federal securities laws, including Section 13(d) of the Exchange Act, and seeking proof of their ownership and the ownership of any other members of their 13D group. The Company received a copy of Mr. Kellner’s handwritten notes on a copy of that letter through the 2022 Discovery Process. The notes included a list of Mr. Kellner’s written-down questions, including “Proceed w/ vote new board?” and “[I] thought collectively we had 20%?”

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By the time that Mr. Jorgl submitted the Jorgl Notice on July 8, 2022, Messrs. Kellner and Tudor were in direct communication with each other about the nomination efforts.

On July 9, 2022—before Mr. Jorgl’s purported nominations under the Jorgl Notice were made public—Messrs. Kellner and Tudor had a call during which Mr. Tudor updated Mr. Kellner on the effort to nominate two director candidates to take control of the Board and Company. Mr. Kellner took notes on the call, writing “Franz [Tudor] submitted 2 new directors on Friday July 8th: 1. Mike Rice 2. Rob Chioini”.

On July 15, 2022, the Company filed a lawsuit against Messrs. Chioini, Deutsch, Jorgl, Kellner, Lautz, Rice and Tudor in the Federal District Court for the Middle District of Florida, seeking (1) a declaration that these defendants violated Section 13(d) of the Exchange Act; and (2) an injunction forcing the defendants to remedy their ongoing violations of federal securities law (the “Federal Securities Action”).

As noted above, on July 29, 2022, Mr. Jorgl brought suit (the 2022 Delaware Litigation) against the Company and its directors in the Delaware Court of Chancery after the Board rejected Mr. Jorgl’s nomination notice due to its failure to comply with the Company’s bylaws.

According to the Purported Nomination Notice, around October 2022, Mr. Deutsch hired Mr. Tudor to provide “part-time back-office support services” to Mr. Deutsch because “he needed a job and has limited resources”. To the Company’s knowledge, Mr. Tudor is still employed by Mr. Deutsch.

After the Delaware Court of Chancery denied Mr. Jorgl’s motion for preliminary injunction in the 2022 Delaware Litigation, Mr. Kellner attended the 2022 Annual Meeting in person and briefly spoke with representatives of the Company, including Chief Executive Officer Thomas K. Equels and Chief Operating Officer and General Counsel Peter W. Rodino III.

On November 9, 2022, AIM filed an amended complaint in the Federal Securities Action, providing additional information about the defendants’ failures to comply with federal securities law. On the same day, AIM also issued a press release announcing the initiation of a process to identify two additional directors with a focus on diverse candidates who possess biotechnology commercialization experience and a plan to engage a nationally recognized independent compensation consultant to evaluate the Company’s current executive compensation plans. The Compensation Committee did not ultimately engage a second compensation consultant and instead requested that its previously engaged, nationally recognized compensation consultant conduct a new assessment of the Company’s executive compensation as further described on page [●].

On November 13, 2022, representatives of BakerHostetler delivered a letter on behalf of their clients Messrs. Chioini and Rice, recommending that the Board “appoint Mr. Chioini and Mr. Rice to the Board and appropriate committees promptly.”

On November 23, 2022, Walter Lautz filed a motion to dismiss AIM’s amended complaint in the Federal Securities Action. Messrs. Deutsch and Kellner, along with the former’s family office, filed their own motion to dismiss on November 23, 2022.

On a December 5, 2022 call between a representative of BakerHostetler and a representative of the Company’s outside counsel Potter Anderson & Corroon LLP (“Potter Anderson”), the representative of BakerHostetler communicated the view of Messrs. Chioini and Rice that if an agreement on mutually agreeable director candidates to join the Board could not be reached between the Company and Messrs. Chioini and Rice before the December 2022 holidays, then BakerHostetler’s clients Chioini and Rice planned to conduct a proxy contest in 2023 and would be “better organized next year” and were “ready to come out guns blazing.”

On December 14, 2022, AIM responded to Messrs. Lautz’s, Deutsch and Kellner’s motions to dismiss in the Federal Securities Action.

On January 20, 2023, Mr. Jorgl filed a motion to dismiss AIM’s amended complaint in the Federal Securities Action. In relevant part, Mr. Jorgl attested that he transferred his 1,000 shares in AIM to an undisclosed third party (whose name he redacted in court filings), the day before filing his motion, which he contended mooted AIM’s claims against him. AIM responded to Mr. Jorgl’s motion on February 10, 2023.

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On March 28, 2023, the Board adopted the Restated and Amended Bylaws (the “Bylaws”) and appointed Nancy K. Bryan to the Board as an independent director of the Company. The Board determined that updating AIM’s bylaws was advisable following the July 2022 nominations efforts of Mr. Jorgl and the other members of the group of individuals publicly fronted by him attempted to evade and circumvent the requirements of AIM’s advance notice bylaws, including that group’s efforts to actively conceal the significant role and involvement of two felons in the scheme. The bylaw amendments included, among other things, updates to the advance notice provision to ensure the provision was consistent with prevailing norms for publicly traded corporations and would be less susceptible to attempts to circumvent the bylaws and conceal material information from the Board and the Company’s stockholders. The amendments set forth in the Bylaws were summarized in and attached to the Company’s Annual Report for the fiscal year ended December 31, 2022 on Form 10-K filed with the SEC on March 31, 2023.

Also on March 31, 2023, the magistrate judge in the Federal Securities Action recommended denying Mr. Lautz’s and Messrs. Deutsch and Kellner’s motions to dismiss on all grounds. The magistrate judge also recommended dismissing the Company’s claims against Mr. Jorgl based on his transfer of shares to an unidentified third party.

The 2023 Nomination Efforts

On July 24, 2023, representatives of BakerHostetler, who had represented Messrs. Jorgl, Chioini, Rice, and Xirinachs, among others, in the July 2022 nomination efforts and were now representing Mr. Kellner (among others), requested copies of the Company’s director and officer questionnaire (the “D&O Questionnaire”) and written representation and agreement, each as required by the Bylaws to be submitted in connection with a stockholder’s nomination of director candidates to the Board.

On July 27, 2023, Messrs. Deutsch and Kellner filed a Schedule 13D (the “Initial 13D”) with the SEC, disclosing beneficial ownership in the aggregate of approximately 6.5% of the outstanding Common Stock. In the Initial 13D, they disclosed, among other things, their group’s intention to nominate individuals for election to the Board at the 2023 Annual Meeting.

On July 31, 2023, the Company furnished copies of the D&O Questionnaire and the written representation and agreement to representatives of BakerHostetler.

On August 3, 2023, the day before the deadline to submit stockholder nominations under the Bylaws, representatives of BakerHostetler delivered a letter (the “Purported Nomination Notice”) to the Company on behalf of Mr. Kellner, dated as of August 4, 2023, purporting to provide notice of Mr. Kellner’s intent to nominate Messrs. Chioini, Deutsch and Chioini for election to the Board at the 2023 Annual Meeting. This represented the third attempt to nominate Mr. Chioini for election to the Board in under 16 months. In addition, the Purported Nomination Notice, among other things, stated that Messrs. Deutsch and Kellner’s group intended to seek reimbursement from the Company of the costs incurred in connection with the 2023 nominations efforts as well as the costs incurred by Messrs. Chioini and Xirinachs in connection with the 2022 Annual Meeting. The Company believes the 2023 nominations efforts are partially motivated by a desire to recoup the significant expenses incurred by Messrs. Chioini and Xirinachs in connection with the unsuccessful 2022 nomination efforts and related litigation—to the detriment and expense of other stockholders.

On August 7, 2023, Messrs. Deutsch and Kellner filed Amendment No. 1 to the Initial 13D, which disclosed the submission of the Purported Nomination Notice.

On August 8, 2023, the Company filed a motion to reconsider the Federal Securities Action. The court had dismissed the Federal Securities Law Action on July 10, 2023 on mootness grounds because the 2022 Annual Meeting, including the election of directors, had already occurred. The Company filed its motion for the court to reconsider the dismissal of the Federal Securities Action because (1) the Initial 13D disclosing Messrs. Deutsch and Kellner’s intention to nominate director candidates for election at the 2023 Annual Meeting failed to correct the material deficiencies prompting AIM’s initial complaint, (2) Mr. Kellner has since submitted the Purported Nomination Notice, and (3) a number of related activities surrounding the 2023 Annual Meeting occurred in the interim including the threat to run a “better organized” proxy contest in 2023 issued by a representative of BakerHostetler on behalf of its clients Messrs. Chioini and Rice in December 2022. The court denied the Company’s motion to reconsider on September 27, 2023. Separately, Mr. Lautz moved for reconsideration of the court’s order pursuant to the Private Securities Litigation Reform Act of 1995 on August 7, 2023, and Mr. Jorgl moved for attorneys’ fees under Rule 11 on September 12, 2023. On October 10, 2023, the court granted-in-part Mr. Lautz’s motion, postponed ruling on Mr. Jorgl’s motion and scheduled a hearing on November 2, 2023.

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The Board held Board meetings on August 8, 2023 and August 21, 2023, with representatives of outside counsel Potter Anderson and Kirkland & Ellis LLP (“Kirkland & Ellis”) present, to discuss the Purported Nomination Notice, including its compliance (or lack thereof) with the requirements of the Bylaws.

On August 14, 2023, representatives of Abrams and Bayliss LLP (“Abrams”), Delaware counsel to Messrs. Deutsch and Kellner, delivered their clients’ demand for books and records (the “220 Demand”) pursuant to Section 220 of the General Corporation Law of the State of Delaware.

On August 21, 2023, representatives of Potter Anderson delivered a letter to representatives of Abrams rejecting many of the requests in the 220 Demand for failing to state a proper purpose and because of the impermissibly broad nature of certain requests. In the letter, the representatives of Potter Anderson noted that the Company would be amenable to providing the requested stocklist materials, subject to the associated payment and entry into a customary confidentiality agreement. Between August 30 and September 14, 2023, representatives of Abrams and Potter Anderson negotiated the confidentiality agreement, which the Company executed on September 14, 2023 and Messrs. Kellner and Deutsch executed on or about September 21, 2023.

At a reconvened Board meeting on August 22, 2023, after careful consideration and Board discussion, the Board unanimously resolved to reject the Purported Nomination Notice on the grounds that it did not comply with the Bylaws and directed representatives of Potter Anderson and Kirkland & Ellis to communicate the rejection to Mr. Kellner and his representatives.

On August 23, 2023, representatives of Potter Anderson delivered a letter (the “Rejection Letter”) on behalf of the Board and Company to representatives of BakerHostetler rejecting the Purported Nomination Notice. The Company also issued a press release announcing the rejection of the Purported Nomination Notice and filed a Form 8-K with the SEC, attaching both the press release and the Rejection Letter as exhibits thereto. The Rejection Letter noted numerous deficiencies and failures to comply with clear Bylaw requirements in the Purported Nomination Notice including, among other things, (1) failures by Mr. Kellner to adequately and accurately describe certain agreements, arrangement and understandings between members of his activist group and certain third parties with respect to the nominations and any nominations made during the past 24 months; (2) failures to comply with numerous requirements of applicable law; and (3) false responses by the purported nominees in their respective D&O Questionnaires, including the failure to disclose adverse recommendations by proxy advisory firms ISS and Glass Lewis with respect to the purported nominees on at least nine separate occasions.

On August 25, 2023, Mr. Kellner filed suit against the Company and the members of the Board in the Delaware Court of Chancery (the “2023 Delaware Litigation”) seeking a declaratory judgment that, among other things, the Purported Nomination Notice is valid under the Bylaws and the Bylaws were improperly adopted. The Company vigorously opposes the allegations in Mr. Kellner’s complaint and filed the Company’s answer and counterclaims on September 11, 2023. The trial before the Delaware Court of Chancery is scheduled for October 30 through November 1, 2023.

On August 28, 2023, Messrs. Deutsch and Kellner filed Amendment No. 2 to the Initial 13D and issued a press release disclosing the 2023 Delaware Litigation and announcing their intent to proceed with Mr. Kellner’s purported nominations, notwithstanding the Board’s rejection of the Purported Nomination Notice.

On August 31, 2023, representatives of BakerHostetler delivered a letter to the Company, stating the Purported Nomination Notice constituted the notice required from Mr. Kellner by the SEC’s universal proxy rules. That same day, representatives of Kirkland & Ellis delivered a letter to representatives of BakerHostetler putting the firm on notice of potential claims (the “Claims Notice”) that the Company was exploring bringing against believed clients of BakerHostetler for their concerted efforts against the Company. Representatives of BakerHostetler responded to the Claims Notice on September 5, 2023.

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On September 14, 2023, representatives of Potter Anderson delivered a letter (the “September 14th Letter”), on behalf of the Company to representatives of BakerHostetler announcing the Company’s intent to solicit proxies in favor of the election of the following director nominees of the Board at the 2023 Annual Meeting: Stewart L. Appelrouth, Nancy K. Bryan, Thomas K. Equels and William M. Mitchell. The September 14th Letter indicated that because the Purported Nomination Notice did not constitute valid notice of nominations pursuant to the Bylaws, as indicated in the Rejection Letter, Mr. Kellner’s nominations would be disregarded at the 2023 Annual Meeting and the Company was therefore not required to comply with the universal proxy rules. The September 14th Letter expressly disclaimed the applicability of certain notice requirements under the SEC’s universal proxy rules with respect to Mr. Kellner’s purported nominees but indicated that it was being sent solely to reserve the Company’s right to comply with the universal proxy rules if the Company is required to so comply by applicable law, including through the decision of a Delaware court.

On October 10, 2023, the Company filed this preliminary proxy statement with the SEC in connection with the 2023 Annual Meeting.

On October 13, 2023, the Dissident Group filed its preliminary proxy statement with the SEC in connection with the 2023 Annual Meeting.

On October 24, 2023, the Company filed this revised preliminary proxy statement with the SEC in connection with the 2023 Annual Meeting.

INFORMATION CONCERNING BOARD MEETINGS

The Board is responsible for the management and direction of AIM and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by the Board, the directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, directors may rely on the honesty and integrity of the Company’s senior executives and its outside advisers and auditors.

The Board and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer and Chief Financial Officer, as well as reports by other members of senior management, experts and other advisers. Directors are expected to personally attend Board meetings unless the meeting is held by teleconference. The Board held nine meetings in 2022 and executed sixteen unanimous consents. All Directors then in office were in attendance for the meetings, as well as for the 2022 Annual Meeting of Stockholders, held on November 3, 2022.

In 2022, the non-employee (independent) directors did not meet without employee directors or management personnel present. Interested persons who wish to contact the Chairman of the Board or other non-employee Directors can do so by sending written comments through the Office of the Secretary of the Company at AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473. The Office will either forward the original materials as addressed or provide directors with summaries of the correspondence, with the originals available for review at the directors’ request.

CONDUCT OF THE ANNUAL MEETING

The Chairman of our Board (or any person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. This authority includes establishing rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be made available at https://aimimmuno.com/stockholder-meeting/ prior to the Annual Meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such person designated by our Board) may also exercise broad discretion in recognizing stockholders who wish to speak in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct. Instructions for submitting questions and making statements will be posted on the virtual meeting website.

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CORPORATE GOVERNANCE

Our Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have a code of conduct that applies to all our employees, including our executive officers and our directors. The code of conduct is posted under “Corporate Governance” in the Investors section of our website at https://aimimmuno.com/corporate-governance. We will disclose under “Corporate Governance” in the Investors section of our website any amendments to, or any waivers under, the code of conduct that are required to be disclosed by the rules of the SEC. Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Disclosure Controls Committee, and the Corporate Governance and Nomination Committee. The Board also has an Executive Committee, which did not meet in 2022. Each committee operates under a written charter, which are available on our website https://aimimmuno.com/corporate-governance. Detailed information on our Board and its committees can be found within the attached document.

BOARD STRUCTURE

The Board currently separates the roles of Chairman of the Board of Directors and CEO of the Company. Periodically, our Corporate Governance and Nomination Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Currently, the independent Chairman position is held by William Mitchell, and our CEO is Thomas K. Equels.

The current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman. The Chairman sets the agenda for, and presides over, board meetings and independent sessions and coordinates the work of the committees of our Board, providing independent oversight and streamlining the CEO’s duties. The Board believes this governance structure promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

The Board maintains the following committees:

Executive Committee

In February 2016, our Board formed the Executive Committee. The Executive Committee reports to the Board, and its purpose is to aid the Board in handling matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board. Mr. Equels, our Chief Executive Officer, is the chair of the Committee and is a member of the Committee along with our three independent directors, Ms. Bryan, Mr. Appelrouth and Dr. Mitchell. The full text of the Executive Committee Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.” The Committee did not meet in 2022. On March 28, 2023, Ms. Bryan was appointed as an additional member of this committee.

Compensation Committee

The Compensation Committee consists of the following three directors, each of whom is “independent” under applicable NYSE American rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act, and an “Outside Director” as defined under the U.S. Treasury regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”): Dr. William Mitchell, M.D. (Chair), Stewart L. Appelrouth and Nancy K. Bryan. On March 28, 2023, Ms. Bryan was appointed as an additional member of this committee.

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The Compensation committee oversees implementation and administration of the Company’s compensation and employee benefits programs with the goal of attracting, retaining and motivating executives and officers, as well as other employees, to improve their performance and the Company’s financial performance. In that regard, the Compensation Committee (1) reviews and approves corporate goals and objectives relevant to compensation; (2) evaluates the performance and compensation of the Company’s officers and executives and reviews the compensation of all other non-officer executives of the Company that are considered highly paid; (3) reviews and approves employment agreements, severance agreements, change of control agreements, deferred compensation agreements, perquisites and similar compensation arrangements of the Company’s executive officers; (4) makes recommendations to the Board on the compensation of non-employee members of the Board; (5) administers the Company’s incentive and equity-based compensation plans, including approving the grant of equity awards under such plans, reviewing such plans and making recommendations to the Board regarding the adoption, amendment or termination of such plans; (6) selects and determines the fees and scope of work of its compensation consultants; and (7) reviews the Company’s compensation strategy to assure that it continues to advance the Company’s objectives and promote stockholder value. The full text of the Compensation Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.”

The Compensation Committee has directly engaged Steven Hall & Partners, LLC (“SH&P”), a nationally recognized independent compensation consultant, as the Company’s independent outside compensation consultant. In November 2022, the Compensation Committee asked SH&P to conduct a new assessment of the Company’s executive compensation programs and how the compensation of the Company’s Chief Executive Officer and Chief Operating Officer compared against comparable companies. SH&P conducted a marketplace assessment and presented a report to the Compensation Committee in December 2022 comparing the compensation of the Company’s Chief Executive Officer and Chief Operating Officer with the executive compensation programs of a five-company comparator group. The comparator group consisted of four clinical stage and one commercial stage pharmaceutical and biotechnology companies with comparable revenues and other comparable financial metrics to AIM. The SH&P report provided an overview of compensation levels for certain executive officer positions in the competitive marketplace and reported that the annual total compensation of the Company’s Chief Executive Officer and Chief Operating Officer ranked second to last and last among the comparator group for those positions, respectively.

This Committee formally met four times in 2022, and all committee members were in attendance for the meetings. Our General Counsel, Chief Financial Officer and Director of Human Resources support the Compensation Committee in its work.

Corporate Governance and Nomination Committee

In 2022, the Corporate Governance and Nomination Committee met three times. All committee members were in attendance for the meetings. The Corporate Governance and Nomination Committee consists of Dr. William M. Mitchell (Chair), Nancy K. Bryan and Mr. Stewart L. Appelrouth. On March 28, 2023, Ms. Bryan was appointed as an additional member of this committee.

All of the members of the Committee meet the independence standards contained within the NYSE American Company Guide and AIM’s Corporate Governance Guidelines. The full text of the Corporate Governance and Nomination Committee Charter as well as the Corporate Governance Guidelines are available on our website: https://aimimmuno.com/corporate-governance/.

The Corporate Governance and Nomination Committee is responsible for (1) assisting the Board in identifying, recommending, assessing, recruiting and selecting candidates to serve as members of the Board, including in connection with filling vacancies; (2) assisting the Board in developing criteria for identifying and selecting individuals for nomination to the Board; (3) advising the Board with respect to the Board’s composition, procedures and committees; (4) reviewing, assessing and recommending appropriate Corporate Governance Guidelines; (5) reviewing the charter of each committee of the Board and recommending to the Board the number, identity and responsibilities of each committee; (6) reviewing the Company’s business practices as they relate to preserving the good reputation of the Company; (7) developing and recommending to the Board procedures for succession planning for Company executives and continuity of the Board; and (8) assessing the effectiveness of the Board in meeting the long-terms interest of the stockholders. The Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling its other duties.

Stockholders who wish to suggest qualified candidates should write to the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473, stating in detail the qualifications of such persons for consideration by the Committee. Director candidates should demonstrate the qualifications, experience and skills for Board members which are important to AIM’s business and its future, as outlined in Proposal 1 below.

The Company aspires to the highest standards of ethical conduct, reporting results with accuracy and transparency and maintaining full compliance with the laws, rules and regulations that govern the Company’s business. AIM’s Corporate Governance Guidelines embody many of our policies and procedures which are at the foundation of our commitment to best practices. The guidelines are reviewed annually and revised, if deemed necessary, to continue to reflect best practices.

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Disclosure Controls Committee

The Disclosure Controls Committee (“DCC”) reports to the Audit Committee and is responsible for procedures and guidelines on managing disclosure information. The purpose of the DCC is to make certain that information required to be publicly disclosed is properly accumulated, recorded, summarized and communicated to the Board and management. This process is intended to allow for timely decisions regarding communications and disclosures and to help ensure that we comply with related SEC rules and regulations. The DCC is responsible for (1) implementing, monitoring and evaluating the Company’s disclosure controls and procedures; (2) reviewing and evaluating the Company’s interactions with the FDA and other similar regulatory bodies; and (3) reviewing with the Audit Committee earnings and other press releases and periodic reports and proxy statements of the Company that are to be filed with the SEC. Robert Dickey, our CFO, is the DCC’s Investor Relations Coordinator and Chair. The other members of the DCC are Peter Rodino, our COO and General Counsel, William Mitchell, one of our Independent Directors, Dr. David Strayer, Chief Scientific Officer, Diane Young, our Clinical Project Manager, Jodie Pelz, our Director of Finance, and Ann Marie Coverly, Director of HR and Administration serving as the Deputy Investor Relations Coordinator. The full text of the DCC’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.” The DCC actively met on numerous occasions in 2022.

Audit Committee and Audit Committee Expert

The Audit Committee of our Board consists of Stewart L. Appelrouth (Chair) and Dr. Mitchell, and as of March 28, 2023, Nancy K. Bryan was appointed as an additional member of the Audit Committee. All three members have been determined by the Board to be Independent Directors as required under Section 803(2) of the NYSE: American Company Guide and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Appelrouth qualifies as an “audit committee financial expert,” as that term is defined by Section 803B(2) of the NYSE: American Company Guide and the rules and regulations of the SEC.

We believe Dr. Mitchell, Mr. Appelrouth and Ms. Bryan to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this Committee. The principal functions of the Audit Committee are to (1) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of our consolidated financial statements and management’s assessment of internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (2) select the independent registered public accounting firm, oversee the work of the independent registered public accounting firm, pre-approve all auditing services of the independent registered public accounting firm and evaluate the independent registered public accounting firm’s qualifications, independence and performance; (3) prepare the reports or statements as may be required by NYSE American or the securities laws; (4) assist the Board in fulfilling its oversight responsibility relating to the integrity of our financial statements and financial reporting process and our system of internal accounting and financial controls; (5) discuss the financial statements and reports with management and the independent registered public accounting firm, including critical accounting policies and practices, the Company’s disclosures in the Company’s Annual Report and any significant financial reporting that arose in the preparation of the audited financial statements; and (6) oversee the Disclosure Control Committee. The Audit Committee is authorized to engage independent counsel and other advisors as it deems necessary.

This Audit Committee formally met six times in 2022 with all committee members in attendance. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance.”

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Audit Committee Report

The primary responsibility of the Audit Committee is to assist the Board in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Audit Committee to fulfill its responsibility with respect to financial matters are:

●	To appoint, evaluate, and as the Audit Committee may deem appropriate, terminate, and replace the Company’s independent registered public accounting firm;

●	To monitor the independence of the Company’s independent registered public accounting firm;

●	To determine the compensation of the Company’s independent registered public accounting firm;

●	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company’s independent registered public accounting firm;

●	To review the Company’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●	To monitor the integrity of the Company’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

●	To facilitate and maintain an open avenue of communication among the Board, management and the Company’s independent registered public accountants; and

●	To provide oversight of the DCC to monitor their successful implementation of the DCC’s charter, policies and procedures.

In discharging its responsibilities during the last fiscal year relating to internal controls, accounting and financial reporting policies and auditing practices, the Audit Committee discussed with the Company’s independent registered public accounting firm, BDO USA, P.A. (“BDO”), the overall scope and process for its audit. The Audit Committee regularly met with BDO, with and without management present, to discuss the results of its examinations, the consideration of our internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee also undertook all required discussions with BDO during the fiscal year ended December 31, 2022 of such matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), rules of the SEC and other applicable regulations. The Audit Committee received from BDO the written and oral disclosures and the letter required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO the independence of their firm.

The Audit Committee has met and held discussions with management. The Audit Committee has reviewed and discussed with management AIM’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2022, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report for the year ended December 31, 2022.

This report is respectfully submitted by the current members of the Audit Committee of the Board.

Stewart K. Appelrouth, Committee Chair

Dr. William M. Mitchell

Nancy K. Bryan (since March 28, 2023)

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Board Role in Risk Oversight

The Board evaluates its leadership structure and role in risk oversight on a periodic basis. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our Company and other relevant factors.

The Board is also responsible for oversight of our risk management practices while management is responsible for the day-to-day risk management processes. Our executive management team evaluates enterprise risks and shares their assessment of such risks with the Audit Committee or the full Board for oversight. In addition, financial risks and our internal control environment are overseen by the Audit Committee, and the Compensation Committee considers how risks taken by management could impact the value of executive compensation.

Code of Ethics and Business Conduct

Our Board adopted a Code of Ethics and Business Conduct for Officers, Directors, and employees. This Code has been presented and reviewed by each officer, director, employee, agent, and key consultant. You may obtain a copy of this Code by visiting our website at www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance” or by written request to our office at 2117 SW Highway 484, Ocala, FL 34473. Our Board is required to approve any waivers of the Code for Directors or executive Officers, and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days. On an annual basis, this Code is reviewed and signed by each officer, director, employee, and strategic consultant with none of the amendments constituting a waiver of provision of the Code of Ethics on behalf of our Chief Executive Officer, Chief Financial Officer, or persons performing similar functions.

Communication with the Board

Interested parties wishing to contact the Board may do so by writing to the following address: AIM ImmunoTech Board of Directors, c/o Peter W. Rodino III, Corporate Secretary, 2117 SW Highway 484, Ocala, Florida 34473. All letters received will be categorized and processed by the Corporate Counsel or Secretary and then forwarded to the Board.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter. All of the directors attended the 2022 Annual Meeting.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about each of our executive officers as of the date of this report:

Name	Age	Position
Thomas K. Equels, M.S., J.D.	71	Executive Vice Chairman of the Board, Chief Executive Officer and President
Peter W. Rodino, III, Esq.	71	Chief Operating Officer, Executive Director Government Relations, General Counsel and Secretary
Robert Dickey, IV	67	Chief Financial Officer

THOMAS K. EQUELS, M.S., J.D., has been a director and serves as our Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels was the owner of, and former President and Managing Director of, the Equels Law Firm headquartered in Miami, Florida that focused on litigation. For over a quarter century, Mr. Equels represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Masters’ of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

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PETER W. RODINO, III, Esq., was a director of the Company from July 2013 until September 30, 2016, when Mr. Rodino resigned as a member of our Board to permit him to serve AIM in a new capacity. Effective October 1, 2016, AIM retained Mr. Rodino as Executive Director for Governmental Relations, and as General Counsel and, as of October 16, 2019, Mr. Rodino assumed the role of Chief Operating Officer. Mr. Rodino has been AIM’s Secretary since November 2016. Mr. Rodino has broad legal, financial, and executive experience. In addition to being President of Rodino Consulting LLC and managing partner at several law firms during his many years as a practicing attorney, he served as Chairman and CEO of Crossroads Health Plan, the first major Health Maintenance Organization in New Jersey. He also has had experience as an investment executive in the securities industry and acted as trustee in numerous Chapter 11 complex corporate reorganizations. Previously, as founder and president of Rodino Consulting, Mr. Rodino provided business and government relations consulting services to smaller companies with a focus on helping them develop business plans, implement marketing strategies and acquire investment capital. Mr. Rodino holds a B.S. in Business Administration from Georgetown University and a J.D. degree from Seton Hall University.

ROBERT DICKEY, IV has been our Chief Financial Officer since April 4, 2022. Mr. Dickey has more than 25 years of experience in C-suite financial leadership for life science and medical device companies, both private and public, ranging from preclinical development to commercial operations and across a variety of disease areas and medical technologies. Mr. Dickey has served as Managing Director at Foresite Advisors since March 2020 assuming responsibility for CFO advisory, financial analysis, capital raising, and transactional support/execution for public offerings and M&A services at life science companies and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Both Foresite Advisors and Danforth Advisors provide financial support and investment advisory services. Mr. Dickey served as a member on the board of directors at Emmaus Life Sciences, a biopharmaceutical company, from July 2019 to August 2022; served as a member on the board of directors at Sanuthera, Inc., a privately held medical device company, from 2013 to 2017, and was employed as Chief Financial Officer of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. Earlier in his career, Mr. Dickey spent 18 years in investment banking, primarily at Lehman Brothers, with a background split between mergers and acquisitions and capital markets transactions. Mr. Dickey was a senior vice president of the Company from 2008 until 2013. Throughout his career he has demonstrated C-level (CFO, COO and CEO) and Board level experience in public, private, revenue stage and development stage life sciences and medical device companies and has played a leading role in two start-ups. His prior career as an investment banker included 14 years at Lehman Brothers. Mr. Dickey is experienced in all stages of the business lifecycle, including start-up, high-growth and turnarounds, and in building businesses and achieving an exit. He also has international experience, expertise in public and private financings, M&A, partnering/licensing transactions, project management and Chapter 11 reorganizations, as well as interacting with boards, VC’s, shareholders and Wall Street. Dickey has an MBA from The Wharton School and an AB from Princeton University.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires directors, officers and beneficial owners of more than 10 percent of the Company’s common stock to file reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the reports received by the Company, and on written representations from certain reporting persons, the Company believes the persons subject to Section 16(a) reporting complied with applicable SEC filing requirements during the fiscal year ended December 31, 2022.

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OTHER MATTERS

Solicitation of Proxies

The Company will bear the costs of calling and holding the Annual Meeting and the Board’s and other participants’ solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions of beneficial owners. In addition to soliciting proxies by mail, directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by e-mail from stockholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by the Dissident Group, we may incur additional costs in connection with our solicitation of proxies. The Company has retained Morrow Sodali to solicit proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $125,000 plus the reimbursement of reasonable expenses. Morrow Sodali expects that approximately 15 of its employees will assist in the solicitation. Morrow Sodali will solicit proxies by mail, telephone, facsimile and/or email. Excluding amounts normally expended by our Company for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of our Company’s employees and officers, our aggregate expenses, including those of Morrow Sodali, related to our solicitation of proxies are expected to be approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement. These expenses are expected to include additional fees payable to our proxy solicitor; fees of outside counsel and other advisors to advise our Company in connection with the solicitation; and the costs of retaining an independent inspector of election.

If you have any questions or require any assistance in voting your shares, please call:

Morrow Sodali LLC

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Stockholder List

The Company’s list of stockholders as of the close of business on the Record Date will be available for inspection by the Company’s stockholders for at least 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to Dianne Will at stockholderslist@aimimmuno.com to schedule an appointment during ordinary business hours.

Householding Of Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement will be, or may have been, sent to multiple Stockholders in the same household unless we received contrary instructions from any stockholder in that household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala FL 34473, Attention: Secretary or by phone at (352) 448-7797. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and telephone number above.

Deadlines for Notice of Stockholder Actions to be Considered at the 2024 Annual Meeting

Shareholder Proposals under Rule 14a-8

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 shareholder proposals must be received by the Company’s Corporate Secretary at the Company’s principal executive officers (located at 2117 SW Highway 484, Ocala, Florida 34473) no later than [●].

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Stockholder Proposals

Any stockholder of record of the Company who desires to submit a proposal of business (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2024 Annual Meeting must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than August 2, 2024 and no later than September 2, 2024. However, if the date of the 2024 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no later than the close of business of the 10th day following the day on which such notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever occurs first. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2024 Annual Meeting or submit a proposal of business (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2024 Annual Meeting must deliver written notice of an intent to make such director nomination and/or make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than August 2, 2024 and no later than September 2, 2024. However, if the date of the 2024 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no later than the close of business of the 10th day following the day on which such notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of the 2024 Annual Meeting was made, whichever occurs first. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with the time period set forth immediately above for providing notice of stockholder nominations for director candidates.

Annual Report

Our Annual Report is being furnished together with this Proxy Statement. You can review and download a copy of our Annual Report by accessing our website, https://aimimmuno.com/sec-filings, or stockholders may request paper copies, without charge, by writing to AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, FL 34473, Attention: Secretary. The Company’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties and other factors. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

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PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, four directors are to be elected to either serve until the next Annual Meeting of Stockholders or until each director’s respective earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed WHITE proxy card will be voted in favor of the election of Nancy K. Bryan, Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth if you sign and return it. Information is furnished below with respect to all nominees of the Board.

The Board has examined the relationship between each of our non-employee directors and the Company and has determined that each of Ms. Bryan and Messrs. Appelrouth and Mitchell qualifies as an “independent” director under the independence standards of the NYSE American rules and SEC rules. Mr. Equels does not qualify as an independent director because he is the Chief Executive Officer of the Company.

We believe our directors represent a desirable diversity of backgrounds, skills, education and experiences, and they all share the personal attributes of dedication to be effective directors. In recommending Board candidates, Corporate Governance and Nomination Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of our business; and (3) diversity in educational and professional background. The Committee also considers a candidate’s judgment, competence, dedication and anticipated participation in Board activities along with experience, geographic location and special talents or personal attributes. The following are qualifications, experience and skills for Board members which are important to AIM’s business and its future:

Leadership Experience: We seek directors who have demonstrated strong leadership qualities. Such leaders bring diverse perspectives and broad business insight to our Company. The relevant leadership experience that we seek includes a past or current leadership role in a large or entrepreneurial company, a senior faculty position at a prominent educational institution or a past elected or appointed senior government position.

Industry or Academic Experience: We seek directors who have relevant industry experience, both with respect to the disease areas where we are developing new therapies as well as with the economic and competitive dynamics of pharmaceutical markets, including those in which our drugs will be prescribed.

Scientific, Legal or Regulatory Experience: Given the highly technical and specialized nature of biotechnology, we desire that certain of our directors have advanced degrees, as well as drug development experience. Since we are subject to substantial regulatory oversight, both here and abroad by the FDA and other agencies, we also desire directors who have legal or regulatory experience.

Finance Experience: We believe that our directors should possess an understanding of finance and related reporting processes, particularly given the complex budgets and long timelines associated with drug development programs.

Each nominee has provided a consent to being named as a nominee of the Board in a proxy statement and stating that such nominee consents to serve if elected as a director, and the Board has no reason to believe that any nominee will be unable to serve. However, if, before the election, any nominee is unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.

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The Board recommends using the enclosed WHITE proxy card to vote FOR ALL of the Board’s nominees for director. Ted D. Kellner has notified the Company that he and the other members of the Dissident Group intend to seek your proxy to vote in favor of Mr. Kellner’s purported nominees. Accordingly, you may receive solicitation materials from the Dissident Group seeking your proxy to vote in favor of Mr. Kellner’s purported nominees.

The Company has provided you with the enclosed WHITE proxy card. Our Board recommends that you vote FOR ALL of the nominees proposed by our Board. If you receive any proxy materials other than from the Company, our Board strongly recommends that you DISREGARD any such materials. If you vote, or have already voted, using a proxy card sent to you by Mr. Kellner or another member of the Dissident Group, you have every right to change your vote and we urge you to revoke that proxy by voting FOR ALL of our Board’s nominees by submitting the enclosed WHITE proxy card. Only your latest dated vote will be counted.

The following material contains information concerning the Board’s nominees, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, age as of the Annual Meeting, and director qualifications relevant to the Board’s determination that each nominee should serve as a director in light of our business as an immuno-pharma company and our structure. The Corporate Governance and Nomination Committee recommended to the Board that it nominate each of Nancy K. Bryan, Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth for election or re-election as a director at the Annual Meeting. On November 9, 2022, the Company issued a press release announcing the Board’s initiation of a process to identify two additional directors with a focus on diverse candidates who possess biotechnology commercialization experience. Following that announcement and with the Board’s permission, the Company’s Chief Executive Officer Mr. Equels spoke with several individuals whom he believed would meet the Board’s preferred criteria for a new director. Ultimately, Mr. Equels recommended that the Corporate Governance and Nomination Committee and the Board consider Ms. Bryan as a director candidate because she was a highly qualified executive with extensive biotechnology commercialization expertise. After the Corporate Governance and Nomination Committee and the Board completed their customary candidate evaluation processes over the following few months, they determined to appoint Ms. Bryan as a director on March 28, 2023. Mr. Equels and Ms. Bryan became acquainted at life sciences industry events hosted by BioFlorida, Inc., where Ms. Bryan serves as President and Chief Executive Officer, and when Mr. Equels later joined the 30+-member board of directors of BioFlorida. Mr. Equels is not compensated for his service on the board of directors of BioFlorida, which is a member-driven association focused on the advancement of the life sciences industry in the State of Florida.

In addition to the information set forth below, Appendix A sets forth information relating to our directors, nominees for directors, and certain of our officers who may be considered “participants” in our solicitation under applicable SEC rules by reason of their position as directors of the Company, as nominees for directors, or because they may be soliciting proxies on our behalf.

NOMINEES FOR ELECTION AS DIRECTOR

THOMAS K. EQUELS has been a director and serves as the Company’s Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels was the owner and former President and Managing Director of the Equels Law Firm headquartered in Miami, Florida that focused on litigation. For over a quarter century, Mr. Equels represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict. Mr. Equels is a member of the Board of Directors of BioFlorida Inc., a life science industry organization representing 6,700 establishments and research organizations in the biopharmaceutical, medical technology, and bioagriculture sectors that collectively employ 94,000 Floridians.

THOMAS K. EQUELS, Esq. – Director Qualifications:

●	Leadership Experience – Military, Owner and former President, Managing Director of Equels Law Firm, Court appointed receiver in numerous industries;

●	Industry Experience – legal counsel, General Counsel, CFO and CEO to the Company; and

●	Scientific, Legal or Regulatory Experience – Law degree with over 25 years as a practicing attorney specializing in litigation, development of clinical trials, creating intellectual property concepts, and established plan to finance drug development.

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WILLIAM M. MITCHELL, M.D., Ph.D., has been a director since July 1998 and Chairman of the Board since February 2016. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine and is a board-certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 250 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to viral infection, detection in blood of cancer DNA (i.e., the liquid biopsy), and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology, the American Chemical Society, and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the Centers for Disease Control and Prevention (CDC) and the National Institutes of Health, including the initial AIDS and Related Research Review Group. Dr. Mitchell previously served as one of the Company’s directors from 1987 to 1989.

WILLIAM M. MITCHELL, M.D., Ph.D. – Director Qualifications:

●	Leadership Experience – Professor at Vanderbilt University School of Medicine. He was a member of the Board of Directors of Chronix Biomedical, a company involved in next generation DNA sequencing for medical diagnostics, from 2006 until its acquisition/merger by the public company, Oncocyte, in April 2021 and was the former Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;

●	Academic Experience – Well published physician scientist with extensive investigative experience on virus, immunology and cancer issues relevant to the Company’s scientific business; and

●	Scientific, Legal or Regulatory Experience – M.D., Ph.D. and professor at a top-ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

STEWART L. APPELROUTH, CPA was appointed as a director of the Company and head of the Audit Committee in August 2016 and has been a certified public accountant and partner at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors since he co-founded the firm in 1985. Appelrouth Farah & Co. joined Citrin Cooperman Advisors, LLC in March 2022. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with organizations including the AICPA, American College of Forensic Examiners, FINRA Arbitrator, Association of Certified Fraud Examiners, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector. Mr. Appelrouth graduated from Florida State University in 1975 and received his master’s degree in Finance from Florida International University in 1980.

STEWART L. APPELROUTH – Director Qualifications:

●	Leadership Experience – has served in leadership positions on numerous private and non-profit boards of directors and other organizations;

●	Industry Experience – Partner at certified public accounting and advisory firm; Certified Public Accountant and Certified Fraud Examiner;

●	Regulatory Experience – FINRA Arbitrator; and

●	Financial Expert – over 40 years of accounting and audit experience.

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NANCY K. BRYAN was appointed as a director of the Company in March 2023. Ms. Bryan is an established leader with more than 25 years of experience in the life sciences industry. She has served on executive leadership teams and played key roles in companies’ successes, including marketing, sales, business development, financing and communications. Ms. Bryan has served as the President and CEO of BioFlorida Inc., an association supporting the advancement of life sciences in Florida, since 2013. Prior to joining BioFlorida as its President and CEO in 2013, Ms. Bryan began her career with major pharmaceutical companies including Merck, GlaxoSmithKline and Bayer Pharmaceuticals. She then went on to serve in a number of executive leadership positions in specialty pharmaceuticals and smaller, start-up biotech companies, including Indevus Pharmaceuticals and NPS Pharmaceuticals. Throughout her career, Bryan helped develop, launch and commercialize many products including blockbusters (Zantac, Levitra), major biologics (Tysabri) and orphan drugs for rare diseases (Valstar for bladder cancer, Supprelin LA for central precocious puberty), and helped establish franchises in a wide variety of therapeutic areas, including Oncology, Anti-infectives, GI and Autoimmune (MS, CD). She has established a successful track record introducing strategic and tactical solutions to develop global markets as well as launch, grow and turn around established and underperforming drugs, resulting in greater revenue, market share, profitability and stockholder value. Additionally, Ms. Bryan has been recognized for outstanding leadership experience in the specialty, biologics and primary care markets, establishing franchises in a wide variety of therapeutic areas, including Oncology, GI, Urology, Endocrinology, Cardiology, Vaccines, Anti-infectives and Autoimmune (IBD, MS, RA).

Ms. Bryan holds a BA in Economics from the University of Virginia and an MBA from Columbia University, and her academic honors include Phi Beta Kappa and Beta Gamma Sigma.

NANCY K. BRYAN – Director Qualifications:

●	Leadership Experience – President and CEO of BioFlorida; served on executive leadership teams and played a key role in companies’ successes including marketing, sales, business development, financing initiatives and investor and PR communications; and

●	Scientific, Legal or Regulatory Experience – 25 years of experience in the life sciences in commercial positions of increasing responsibility involving primary care, biologics and specialty markets; throughout her career, she has developed, launched and commercialized many products, major biologics and orphan drugs for rare diseases and has established franchises in a wide variety of therapeutic areas including: Oncology, Anti-infectives, GI and Autoimmune (MS,CD).

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF THE BOARD’S NOMINEES (NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED TO SERVE AS DIRECTORS ON THE BOARD.

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PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has appointed the firm of BDO USA, P.A. to serve as the independent registered public accounting firm of AIM for the fiscal year ending December 31, 2023. BDO has served as our independent registered public accounting firm since January 19, 2021. Our Bylaws do not require that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. However, as a matter of good corporate practice, the Board is requesting that the stockholders ratify the appointment of BDO as a means of soliciting stockholders’ opinions.

All audit and professional services are approved in advance by the Audit Committee to assure such services do not impair the auditor’s independence from us. The total fees by BDO for 2022 were $517,000, and total fees for 2021 were $485,000.

The following table shows the aggregate fees for professional services rendered during the year ended December 31, 2022.

2022
Description of Fees:
Audit Fees	$503,000
Audit-Related Fees	—
Tax Fees	14,000
All Other Fees	—
Total	$517,000

Audit Fees

Audit fees include the audit of our annual financial statements and the review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related fees represent the fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. Audit-related fees include professional services related to the Company’s filing of SEC Form S-3 and S-8 (i.e., stock shelf offering procedures).

The Audit Committee has determined that BDO’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board of Directors considered BDO to be well qualified to serve as our independent public accountants. The Committee also pre-approved the charges for services performed in 2022 and 2021.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimis” provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

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Tax Fees

Tax fees include tax compliance, tax advice, and tax planning.

The Audit Committee has determined that BDO’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board considered BDO to be well qualified to serve as our independent public accountants.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimis” provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Ratification

If the stockholders do not ratify the appointment, the Audit Committee will consider any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2022. Even if the appointment of BDO is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives from BDO are not expected to be present at the Annual Meeting.

THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, P.A.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL 3

ADVISORY VOTE TO APPROVE COMPENSATION OF OUR NEOS

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), as we have described at length below. While this vote is advisory and not binding on our Company relating to the compensation of our NEOs, your vote will provide an important indication of investor sentiment to our Compensation Committee regarding our executive compensation philosophy, policies and practices. As a result of the vote, the Compensation Committee will be able to consider this sentiment when determining future executive compensation.

Your vote is requested. We believe that the information we have provided within the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement demonstrates that our executive compensation program was designed to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Board recommends that stockholders approve the following advisory resolution:

RESOLVED, that the stockholders of AIM ImmunoTech Inc. approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the AIM ImmunoTech Inc. Proxy Statement pursuant to the compensation disclosure rules of the SEC, including Item 402 of Regulation S-K (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the “EXECUTIVE COMPENSATION” section of this Proxy Statement).

THE BOARD RECOMMENDS A VOTE ON THE WHITE PROXY CARD “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

COMPENSATION DISCUSSION AND ANALYSIS

This discussion and analysis describes our executive compensation philosophy, process, plans and practices as they relate to our NEOs listed below and gives the context for understanding and evaluating the more specific compensation information contained in the narratives, tables and related disclosures that follow. For the purposes of discussion and analysis, the following NEOs are included in the narratives, tables and related disclosures that follow:

●	Thomas K. Equels, Chief Executive Officer (“CEO”) and President;
●	Robert Dickey IV, Chief Financial Officer (“CFO”);
●	Peter Rodino, Chief Operating Officer (“COO”), General Counsel and Company Secretary (“CS”); and
●	Ellen Lintal, Former CFO.

In November 2020, we entered into an employment agreement with Thomas K. Equels, the agreement runs for five years with a base salary of $850,000. Mr. Equels will be awarded a year-end target bonus of $350,000. In March 2021, subsequent to the fiscal year ended December 31, 2020, we entered into employment agreements with Peter Rodino and Ellen Lintal. The agreements run for three years and one year (with an automatic renewal for successive three-year terms thereafter), respectively. Compensation is divided into both short- and long-term compensation. Short-term (cash) compensation will consist of a base salary of $425,000 and $350,000, respectively. Mr. Rodino’s and Ms. Lintal’s employment agreements provide for a year-end target bonus based on performance and goals established by the Compensation Committee. Long-term compensation will be provided by 100,000 non-qualified yearly stock options with one-year vesting commencing on November 30, 2021. In addition, Mr. Equels, Mr. Rodino and Ms. Lintal shall each be entitled to awards (“Event Awards”) equal to 3% for Mr. Equels and 1% for Mr. Rodino and Ms. Lintal of the “Gross Proceeds” from specific events such as licensing agreements or “therapeutic indication” (each, an “Event”). Gross Proceeds means those cash amounts paid to us by the other parties for licensing agreements, therapeutic acquisitions or any other one-time cash generating event. Therapeutic indications are, for example, target organ specific pathologically defined cancer indications, vaccine enhancers, broad spectrum antiviral indications, or medical entities associated with persistent severe fatigue. Mr. Equels, Mr. Rodino and Ms. Lintal also will each be entitled to an award (an “Acquisition Award”) equal to 3% for Mr. Equels and 1% for Mr. Rodino and Ms. Lintal of the Gross Proceeds, upon the sale of our Company or substantially all of its assets (an “Acquisition”). An Event Award or Acquisition Award shall be paid in cash within 90 days of our receipt of the Gross Proceeds. On April 4, 2022, the Company entered into a consulting agreement with Ms. Lintal, pursuant to which Ms. Lintal provides accounting and financial related consulting services and receives a consulting fee equal to $300 per hour and monthly COBRA expenses. At the end of the initial term on December 31, 2022, Ms. Lintal was issued 50,000 non-qualified stock options with a one-year vesting period. The agreement expired on June 30, 2023 and was not renewed. On March 1, 2022, the Company entered into a consulting agreement with Foresite Advisors, LLC, a company wholly owned by Robert Dickey IV, for $375 per hour pursuant to which Mr. Dickey serves as our new Chief Financial Officer effective April 4, 2022.

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Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align executives’ incentives with stockholder value creation.

At the 2022 Annual Meeting, the stockholders did not approve the annual, non-binding advisory vote on executive compensation.

To achieve these objectives and factor the results of prior advisory votes on executive compensation, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional products, and the performance of our common stock price. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance, our own strategic goals, governmental regulations, and the results of stockholder advisory votes regarding executive compensation.

THE BOARD RECOMMENDS A VOTE ON THE PROXY CARD “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION

The following table provides information on the compensation during the fiscal years ended December 31, 2022 and 2021 of Thomas K. Equels, our Chief Executive Officer and President, Ellen Lintal, our former Chief Financial Officer, Robert Dickey IV, our Chief Financial Officer, and Peter Rodino, our Chief Operating Officer, Executive Director for Governmental Relations, General Counsel & Secretary, constituting the Company’s Named Executive Officers, based on the year ended December 31, 2022.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Thomas K Equels	2022	850,000	300,000	111,556	—	90,472	1,352,028
CEO & President (2)(3)	2021	850,000	352,500	473,038	—	86,106	1,761,644

Ellen Lintal	2022	90,417	—	32,110	—	126,699	249,226
Former CFO (4)(7)	2021	350,000	102,500	132,346	—	49,893	634,739

Robert Dickey IV	2022	37,815	10,000	—	—	—	47,815
CFO (5)	2021	—	—	—	—	—	—

Peter Rodino	2022	425,000	150,000	69,295	—	55,003	699,298
COO, General Counsel &Secretary (6)	2021	425,000	102,500	132,346	—	57,949	717,795

Notes:

(1)	All option awards were valued using the Black-Scholes method.

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(2)	For Named Executive Officers, who are also Directors that receive compensation for their services as a Director, the Salary/Fees and Option Awards columns include compensation that was received by them for their role as a member of the Board of Directors. As is required by Regulation S-K, Item 402(c), compensation for services as a Director have been reported within the “Summary Compensation Table” (above) for fiscal years of 2022 and 2021 as well as reported separately in the “Compensation of Directors” section (see below) for calendar year 2022.

Pursuant to his current employment agreement, Mr. Equels is entitled to 3% of the “Gross Proceeds” (as defined in the employment agreement) for “significant events” (as described in the employment agreement) There were no payments during 2022 and 2021.

(3)	Mr. Equels’ All Other Compensations consists of:

	2022	2021
Life & Disability Insurance	$31,375	$22,037
Healthcare Insurance	26,764	26,479
Car Expenses/Allowance	18,000	18,000
401(k) Matching Funds	14,333	19,500
Total	$90,472	$86,016

(4)	Ms. Lintal’s All Other Compensations consists of:

	2022	2021
Consulting Fees	$108,000	—
Life & Disability Insurance	803	$3,014
Healthcare Insurance	12,146	12,978
Car Expenses/Allowance	3,600	14,400
401(k) Matching Funds	2,150	19,500
Total	$126,699	$49,892

(5)	Mr. Dickey’s All Other Compensations consists of:

	2022	2021
Life & Disability Insurance	$—	$—
Healthcare Insurance	—	—
Car Expenses/Allowance	—	—
401(k) Matching Funds	—	—
Total	$—	$—

(6)	Mr. Rodino’s All Other Compensations consists of:

	2022	2021
Life & Disability Insurance	$2,450	$2,521
Healthcare Insurance	23,820	21,528
Car Expenses/Allowance	14,400	14,400
401(k) Matching Funds	14,333	19,500
Total	$55,003	$57,949

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(7)	On April 4, 2022, the Company entered into a consulting agreement with Ms. Lintal, who stepped down as the Company’s Chief Financial Officer on April 4, 2022.

Outstanding Equity Awards at Fiscal Year-End Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Thomas K Equels	568	—		—	163.68	6/6/2023
President and Chief Executive Officer	284	—		—	132.00	8/2/2023
	568	—		—	190.08	6/6/2024
	568	—		—	132.00	6/8/2025
	568	—		—	73.92	6/8/2026
	6,818	—		—	24.64	6/8/2027
	323	—		—	21.56	6/15/2027
	323	—		—	21.56	6/30/2027
	412	—		—	21.12	7/15/2027
	472	—		—	18.48	7/31/2027
	485	—		—	18.04	8/15/2027
	556	—		—	15.84	8/31/2027
	8,446	—		—	16.28	2/13/2028
	2,841	—		—	16.72	4/12/2028
	6,818	—		—	13.20	5/16/2028
	5,682	—		—	13.20	5/16/2028
	3,666	—		—	13.64	7/18/2028
	6,457	—		—	9.68	10/17/2028
	23	—		—	9.68	11/14/2028
	9,685	—		—	9.68	1/28/2029
	300,000	—		—	3.05	8/12/2030
	300,000	—		—	1.96	11/11/2030
	300,000	—		—	1.71	11/11/2031
	—	300,000	(1)	—	0.41	11/30/2032
Total	955,563	300,000		—	—	—
				—
Ellen Lintal	23	—		—	9.68	11/14/2029
Former Chief Financial Officer	75,000	—		—	1.85	12/9/2030
	100,000	—			1.44	11/30/2031
	50,000	—		—	0.70	3/3/2032
Total	225,023			—	—	—

Robert Dickey IV	50,000	—		—	0.70	3/3/2032
Chief Financial Officer
Total	50,000	—		—	—	—

Peter Rodino	285	—		—	132.00	8/2/2023
COO, General Counsel and Secretary	285	—		—	68.65	6/21/2026
	151	—		—	21.56	6/15/2027
	151	—		—	21.56	6/30/2027
	192	—		—	21.12	7/15/2027
	220	—		—	18.48	7/31/2027
	226	—		—	18.04	8/15/2027
	259	—		—	15.84	8/31/2027
	3,941	—		—	16.28	2/13/2028
	2,273	—		—	16.72	4/12/2028
	2,652	—		—	13.20	5/16/2028
	1,711	—		—	13.64	7/18/2028
	3,013	—		—	9.68	10/17/2028
	23	—		—	9.68	11/14/2028
	4,520	—		—	9.68	1/28/2029
	75,000	—		—	1.85	12/9/2030
	100,000	—		—	1.44	11/30/2031
	50,000	—		—	0.70	3/3/2032
	—	100,000	(2)	—	0.41	11/30/2032
Total	244,902	100,000		—	—	—

(1)	These options will vest on November 30, 2023.
(2)	These options will vest on November 30, 2023.

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Potential Payments upon Termination or Change in Control

Payments on Termination Due to Disability

Mr. Equels’ employment agreement entitles him to his base salary, applicable benefits otherwise due and payable through the last day of the month in which disability occurs and for an additional two-year period. All of his unvested options vest too. On March 24, 2021, we entered into employment agreements with Mr. Rodino and Ms. Lintal which entitled them to their base salary, applicable benefits otherwise due and payable through the last day of the month in which disability occurs and for an additional two-year period. All of each NEO’s unvested options vest too. In addition, each Mr. Equels and Mr. Rodino have the same short- and long-term disability coverage which is available to all eligible employees. The coverage for short-term disability provides up to six months of full salary continuation up to 60% of weekly pay, less other income, with a $1,500 weekly maximum limit. The coverage for group long-term disability provides coverage at the exhaustion of short-term disability benefits of full salary continuation up to 60% of monthly pay, less other income, with a $10,000 monthly maximum limit. The maximum benefit period for the group long-term disability coverage is 60 months for those age 60 and younger at the time of the claim with the coverage period proportionately reduced with the advanced age of the eligible employee to a minimum coverage period of 12 months for those 69 years old and older as of the date of the claim. For the period June 2010 through December 2022, Mr. Equels was entitled to receive total disability coverage of $400,000 pursuant to his employment agreement and payable by us.

Payments on Termination Due to Death

Pursuant to their employment agreements, the NEOs are entitled to their base salary and applicable benefits otherwise due and payable through the last day of the month in which death occurs and for an additional two-year period. In addition, all of their unvested options vest. Mr. Equels and Mr. Rodino have coverage of group life insurance, along with accidental death and dismemberment benefits, consistent to the dollar value available to all eligible employees. The benefit is equal to two times current salary or wage with a maximum limit of $300,000, plus any supplemental life insurance elected and paid for by the NEO. For the period June 2010 and through December 2022, Mr. Equels is entitled to receive total death benefit coverage of $3,000,000 pursuant to his employment agreement and payable by us.

Severance and Change in Control Benefits — Named Executive Officers (NEO)

Pursuant to his employment agreement, Mr. Equels is entitled to severance benefits on certain types of employment terminations not related to a change in control or termination not for cause. Pursuant to his employment agreement, Mr. Rodino is entitled to severance benefits upon a termination by the Company without cause. Mr. Dickey is not covered by an employment agreement with severance benefits and therefore would only receive severance as determined by the Compensation Committee in its discretion. Ms. Lintal is not entitled to severance under her consulting agreement.

Mr. Equels’ and Mr. Rodino’s employment agreement terms will automatically be extended for three additional years following a change in control, except where such change in control occurs as a result of certain “significant events” as described in their employment agreements. Additionally, any purchase rights represented by an Option not then vested shall, upon a change in control, become vested.

Upon the occurrence of a qualifying termination following a change in control, Mr. Equels and Mr. Rodino would each receive (x) his respective base salary and benefits, (y) his options to be issued annually, and (z) his automobile allowance, in each case for the remaining term of his employment agreement plus a three-year extension in the term. The employment agreement with Mr. Equels provides for an initial term through December 31, 2025. The employment agreement with Mr. Rodino provides for an initial term through March 31, 2024. Mr. Equels and Mr. Rodino are entitled to 3% for Mr. Equels and 1% for Mr. Rodino of the “Gross Proceeds” (as defined in their employment agreements) for “significant events” (as described in their employment agreements). In addition, Mr. Equels is entitled to 3% of the “Gross Proceeds” from any sale of the Company or substantially all of its assets, while Mr. Rodino is entitled to 1% of the “Gross Proceeds” from any sale of the Company or a substantial portion of its assets not in the ordinary course of its business. The terms of Ms. Lintal’s employment agreement and consulting agreement, neither of which remain in effect, are described above.

The actual dollar amounts to be paid would be determined at the time of the NEO’s separation from us based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion.

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Post-Employment Compensation

The following is a description of post-employment compensation payable to the respective NEO. If an NEO does not have a specific benefit, they will not be mentioned in the subsection. In such event, the NEO does not have any such benefits upon termination unless otherwise required by law.

Termination for Cause

All of our NEOs can be terminated for cause. For Mr. Equels and Mr. Rodino, “Cause” means willful engaging by the NEO in illegal conduct, gross misconduct or gross violation of our Code of Ethics and Business Conduct for Officers, which is demonstrably and materially injurious to our Company. Mr. Equels’ agreement provides that he shall not be deemed to have been terminated for Cause unless and until we initiate a process by delivery to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the directors of the Board specifying the grounds for termination. After reasonable notice to Mr. Equels and an opportunity for him to be heard, the issues shall be adjudicated by a retired Florida judge or a Florida certified mediator mutually acceptable to the Board of Directors and Mr. Equels. Termination requires a finding that Mr. Equels was guilty of intentional and material misconduct according to the standards set forth above, and specifying the particulars thereof in detail supported by legally admissible evidence and utilizing the legal standard of beyond reasonable doubt. Under Mr. Dickey’s and Ms. Lintal’s consulting agreements, “Cause” shall include a breach of the terms of the consulting agreement which is not cured within 30 days of written notice of such default or the commission of any act of fraud, embezzlement or deliberate disregard of a rule or policy of the Company. In the event that an NEO’s employment is terminated for Cause, we shall pay such NEO, at the time of such termination, only the compensation and benefits otherwise due and payable to him or her through the last day of his actual employment by, or service to, us.

Termination without Cause

In the event that Mr. Equels or Mr. Rodino are terminated at any time without “Cause,” we shall pay Mr. Equels or Mr. Rodino, as applicable, at the time of such termination, the compensation and benefits otherwise due and payable through the last day of the then current term of his employment agreement. However, benefit distributions that are made due to a “separation from service” occurring while he is a Named Executive Officer shall not be made during the first six months following separation from service. Rather, any distribution which would otherwise be paid to him during such period shall be accumulated and paid in a lump sum on the first day of the seventh month following the “separation from service.” All subsequent distributions shall be paid in the manner specified.

Death or Disability

Mr. Equels and Mr. Rodino can be terminated for death or disability. “Disability” means the NEO’s inability effectively to carry out substantially all of his duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In the event his employment is terminated due to his death or disability, we will pay him (or their estate as the case may be), at the time of such termination, his base salary, applicable benefits, and immediate vesting of unvested stock options. In the event of permanent disability, we will provide an additional two years of base salary.

Compensation of Directors

Our Compensation, Audit and Corporate Governance and Nomination Committees, consist of Nancy K. Bryan, Dr. William M. Mitchell, Compensation Chair and Corporate Governance and Nomination Committee Chair, and Stewart L. Appelrouth, Audit Committee Chair, all of whom are independent Board of Director members.

We reimburse Directors for travel expenses incurred in connection with attending board, committee, stockholder and special meetings along with other Company business-related expenses. We do not provide retirement benefits or other perquisites to non-employee Directors under any current program.

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There was no cost-of-living increase granted in 2021 or 2022.

All Directors other than Mr. Equels have been granted options to purchase common stock under our Stock Option Plans and/or Warrants to purchase common stock. Mr. Equels did not receive any compensation for his service as Director. We believe such compensation and payments are necessary in order for us to attract and retain qualified outside directors. Options shares for stock compensation were issued under the 2009 and 2018 Equity Incentive Plans.

Director Compensation – 2022

Name and Title of Director	Year	Fees Earned or Paid in Cash $	Stock Award $	Option Award $	Non-Equity Incentive Plan Compensation $	Nonqualified Deferred Compensation Earnings $	All Other Compensation As Director $	Total $
W. Mitchell	2022	182,462	—	50,703	—	—	—	233,165
Chairman of the Board
S. Appelrouth	2022	182,462	—	50,703	—	—	—	233,165
Director

In March 2023, the Board reduced annual cash compensation from $182,462 to $125,000 to make room for more Board members.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1) (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (4)	Net Income (Loss)(5)
2022	1,352,028	1,235,379	332,113	288,865	$17.32	$(19,445,000)
2021	1,761,644	1,550,193	676,267	598,706	$51.40	$(19,127,000)

(1)	The PEO and the non-PEO NEOs for each year are as follows:

2022: Thomas K. Equels, PEO. Ellen Lintal was our PFO until April 3, 2022, and her compensation for 2022 (including her consulting fees) has been included in the “Summary Compensation Table” and “Compensation Actually Paid.” Robert Dickey became our PFO to replace Ellen Lintal on April 4, 2022, and his compensation from that date through year-end has been included in the “Summary Compensation Table” and “Compensation Actually Paid.” Peter Rodino served as the other NEO for the entire year.

2021: Thomas K. Equels, PEO; Ellen Lintal and Peter Rodino, NEOs.

(2)	The dollar amounts reported in the “Compensation Actually Paid to PEO” column represent the amount of “compensation actually paid” to the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid to the PEO:

Year	Summary Compensation Table Total for PEO	Less: Summary Compensation Table Reported Value of Equity Awards(a)	Plus: Equity Award Adjustments(b)	Equals: Compensation Actually Paid to PEO
2022	$1,352,028	$(111,556)	$(5,093)	$1,235,379
2021	$1,761,644	$(473,038)	$261,587	$1,550,193

(a)	Represents the aggregate grant-date fair value of equity awards as reported in the “Option Awards” columns in the “Summary Compensation Table” for the applicable year.

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(b)	The equity award adjustments for each applicable year were as set forth in the table below. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2022	$79,433	$—	$7,221	$(91,747)	$—	$—	$(5,093)
2021	$212,949	$—	$42,590	$6,048	$—	$—	$261,587

The dollar amounts reported in the “Average Compensation Actually Paid to Non-PEO NEOs” column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs (excluding the PEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding the PEO) or each year to determine the compensation actually paid:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Summary Compensation Table Average Reported Value of Equity Awards	Plus: Average Equity Award Adjustments(x)	Equals: Average Compensation Actually Paid to Non-PEO NEOs
2022	$332,113	$(33,801)	$(9,447)	$288,865
2021	$676,267	$(132,346)	$54,785	$598,706

(x)	The amounts deducted or added in calculating the total average equity award adjustments are as follows (figures in columns other than “Total Average Equity Award Adjustments” are rounded to the nearest dollar):

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Covered Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Vesting Date Fair Value of Equity Awards Granted in the Covered Year that Vested in the Covered Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Covered Year (From Prior Year End to Vesting Date)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Vest in the Covered Year	Average Value of Dividend Equivalents Accrued or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2022	$10,431	$—	$8,826	$(28,703)	$—	$—	$(9,447)
2021	$78,081	$—	$7,098	$(30,394)	$—	$—	$54,785

(3)	In calculating the “compensation actually paid” amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.

(4)	The values disclosed in this TSR column represent the measurement period value of an investment of $100 in the Company’s shares as of December 31, 2020, and then valued again on each of December 31, 2021 and December 31, 2022.

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(5)	Represents the amount of net income (loss) reflected in the Company’s audited GAAP financial statements for each applicable fiscal year. The Company’s net comprehensive loss for the years ended December 31, 2021 and December 31, 2022 was approximately $19,445,000 and $19,080,000, respectively.

One objective of the “Pay Versus Performance” table is to illustrate how performance-based features in our executive compensation program operate to index pay to performance. As further explained below, we believe that the table reflects an alignment of compensation actually paid with the decline in the performance of the Company’s common stock.

Compensation Actually Paid versus Company Total Shareholder Return

As outlined in the table, decreases in the compensation values for our PEO and non-PEO NEOs over the two-year period 2021 through 2022 align with decreases in the Company’s total shareholder return over this same period. This is due primarily to an emphasis in the design of the Company’s compensation programs on structuring of short-term and long-term compensation for the NEOs. The NEOs are awarded a year-end target bonus based on performance and goals. Long-term compensation is provided by non-qualified yearly stock options within yearly vesting. The ultimate value of these equity awards, and the resulting impact on compensation actually paid, aligns with the Company’s total shareholder return performance. As the overall total shareholder return performance has declined, there has been a corresponding decline in the compensation actually paid.

Compensation Actually Paid versus Company Net Income

As outlined in the table, decreases in the compensation values for our PEO and non-PEO NEOs over the two-year period 2021 through 2022 align with net losses over this same period. However, over the periods covered in this analysis, the Company has been primarily focused on the clinical and regulatory development of Ampligen and, accordingly, we have not historically used net income (loss) as a performance measurement in our executive compensation. As a pre-commercial stage company, the Company’s performance is attributable to the successful execution of our regulatory, clinical, research and commercial goals. Therefore, while the Board monitors the Company’s net income (loss), we do not currently believe there is a meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation related matters and waivers of our code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have adopted procedures in which the Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an annual and case-by-case basis with the approval of the Audit Committee required for all such transactions.

We have employment agreements with certain of our executive officers and have granted such officers and directors options and warrants to purchase our common stock.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of the Record Date, October 2, 2023, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding common stock;

●	Each of our directors and NEOs; and

●	All of our officers and directors as a group.

●	The total number of shares of common stock as of the Record Date, October 2, 2023, was 48,797,564.

Name and Address of	Shares Beneficially		% Of Shares Beneficially
Beneficial Owner	Owned		Owned
The Kellner Group (collectively, Messrs. Todd Deutsch and Ted. D. Kellner)	3,159,100	(1)	6.5%

Thomas K. Equels, Executive Vice Chairman, Chief Executive Officer, President	[●]	(2)	[●]	%

Peter W. Rodino III, Chief Operating Officer, General Counsel, Secretary	[●]	(3)	*

William M. Mitchell, M.D., Chairman of the Board of Directors	[●]	(4)	*

Stewart L. Appelrouth, Director	[●]	(5)	*

Nancy K. Bryan, Director	[●]		*

Robert Dickey IV, Chief Financial Officer	[●]	(6)	*

Ellen Lintal, Former Chief Financial Officer	[●]	(7)	*

All directors and executive officers as a group (6 persons)	[●]		[●]	%

* Less than 1%

44

(1) Represents shares of common stock beneficially owned as of August 28, 2023, based on a Schedule 13D/A filed on August 28, 2023, by Messrs. Deutsch and Kellner. Messrs. Deutsch and Kellner list their address as c/o Baker & Hostetler LLP, 127 Public Square, Suite 2000, Cleveland, Ohio 44114, Attn: John J. Harrington. Represents 1,716,100 shares beneficially owned by Mr. Deutsch and 1,443,000 shares beneficially owned by Mr. Kellner.

(2) For Mr. Equels, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(3) For Mr. Rodino, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(4) For Dr. Mitchell, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days. Also includes [●] shares of common stock owned by his spouse and [●] shares owned by family trusts.

(5) For Mr. Appelrouth, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(6) For Mr. Dickey IV, shares beneficially owned include [●] shares issuable upon exercise of options.

(7) For Ms. Lintal, shares beneficially owned include [●] shares issuable upon exercise of options. Ms. Lintal stepped down as the Company’s Chief Financial Officer on April 4, 2022.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	2,599,370	$4.03	466,120

Equity compensation plans not approved by security holders:	288,077	$9.10	—

Total	2,887,447	$4.54	466,120

45

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON OUR EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act, the Board provides stockholders with the opportunity to cast an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers. This Proposal Four, commonly known as a “say on frequency” proposal, gives you the opportunity to indicate whether you prefer that we conduct future advisory votes to approve the compensation of our named executive officers every year, every two years or every three years.

The Board has determined that our stockholders should vote on the compensation of our named executive officers each year. In reaching this recommendation, the Board considered that holding an annual advisory vote to approve executive compensation allows our stockholders to provide direct input on our compensation practices and policies as disclosed in our proxy statement each year. An annual advisory vote also provides our Compensation Committee with the opportunity to consider stockholder feedback when evaluating its compensation decisions and facilitates our efforts to communicate with our stockholders.

You will be able to specify one of four choices with respect to this proposal on the proxy card: one year, two years, three years or abstain. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers is nonbinding, the Board will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

The voting frequency option that receives the highest number of votes cast by stockholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will have No effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR A “1 YEAR” FREQUENCY FOR
FUTURE STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

46

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE RECOMMEND THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES (NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) ON PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “1 YEAR” ON PROPOSAL 4 USING THE WHITE PROXY CARD.

By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.
[●], 2023

47

Appendix A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names of our current directors and the Board’s nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of such directors and nominees is carried on. The principal occupations or employment of our current directors and the Board’s nominees are set forth under the heading “Proposal 1 – Election of Directors” in this Proxy Statement.

Name	Principal Business Name	Principal Business Address

Thomas K. Equels	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473
William M. Mitchell, M.D.	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473
Stewart L. Appelrouth	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473
Nancy K. Bryan	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473

Certain Officers

The following table sets forth the name and principal occupation of the Company’s officers who are “participants.” The principal occupation refers to such person’s position with the Company, and the business address of each such person is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Name	Principal Occupation

Thomas K. Equels	Executive Vice Chairman of the Board, Chief Executive Officer and President
Peter W. Rodino, III	Chief Operating Officer, Executive Director for Government Relations, General Counsel and Secretary
Robert Dickey, IV	Chief Financial Officer

Information Regarding Ownership of the Company’s Securities by Participants

The number of Company securities beneficially owned by directors and named executive officers, including those who are “participants” in our solicitation of proxies, as of the Record Date is set forth in the “Principal Stockholders” section of this Proxy Statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers” in this Appendix A. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

A-1

Company Securities Purchased or Sold
(November 11, 2021 through October 2, 2023)

Name	Transaction Date	Number of Securities	Transaction Description

Stewart L. Appelrouth	11/11/2021	50,000	3
	11/24/2021	19,379	1
	3/3/2022	50,000	3
	4/25/2022	24,500	1
	11/30/2022	50,000	3
	1/3/2023	80,646	1
	3/10/2023**	68,208	4
Robert Dickey, IV	3/3/2022	50,000	3
Thomas K. Equels	11/11/2021	300,000	3
	11/17/2021	9,416	1
	11/19/2021	10,204	1
	11/23/2021	11,194	1
	11/24/2021	11,627	1
	12/10/2021	11,811	1
	12/13/2021	21,552	1
	4/25/2022	49,020	1
	7/18/2022	32,895	1
	11/30/2022	300,000	3
	1/3/2023	161,291	1
	7/17/2023	16,950	1
	8/24/2023	14,993	1
	8/25/2023	8,222	1
	9/29/2023	22,676	1
William M. Mitchell, M.D.	11/11/2021	50,000	3
	3/3/2022	50,000	3
	11/30/2022	50,000	3
Peter W. Rodino, III	11/30/2021	100,000	3
	3/3/2022	50,000	3
	4/25/2022	4,902	1
	11/30/2022	100,000	3
	1/3/2023	80,646	1

Transaction Descriptions

1	Open Market Purchase
2	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)
3	Option Award
4	Transfer to Former Spouse in a Matrimonial Matter

* Unless otherwise noted, all above transactions were completed with AIM ImmunoTech Inc. or on the open market.

** Mr. Appelrouth also transferred options to his former spouse on 3/8/2023 in the following amounts: 143; 150; 163; 196; 196; 250; 287; 295; 338; 2,568; 1,136; 1,136; 1,728; 1,115; 1,963; 11; 2,356; 568; 25,000; 25,000; and 25,000.

Miscellaneous Information Regarding Participants

Except as described in this Appendix A or in this Proxy Statement, to the knowledge of the Company:

●	Neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of the Company’s last fiscal year or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

A-2

●	No participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and no participant owns any securities of the Company of record but not beneficially.

●	No participant has purchased or sold any securities of the Company within the past two years.

●	No participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to or any future transactions to which the Company or any of its affiliates will or may be a party.

●	There are no contracts, arrangements or understandings by any participant or Participant Affiliate presently, nor have there been any within the past year, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

●	Excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

Other Information

There are no material proceedings to which any director or executive officer of the Company, or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

Based on representations made to the Company by the participants, no participant has been the subject of a criminal conviction (excluding traffic violations or similar misdemeanors) within the last 10 years.

There are no family relationships between any directors of the Company, the Board’s nominees, and the executive officers of the Company.

A-3

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED OCTOBER 24, 2023

AIM ImmunoTech Inc.
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA 15230

AIM IMMUNOTECH INC.

2023 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 1, 2023

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of AIM ImmunoTech Inc. common stock for the 2023 annual meeting of stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

Internet and telephone access is available 24 hours a day, 7 days a week.

VOTE VIA INTERNET	VOTE BY TELEPHONE	VOTE BY MAIL
Have your proxy card available when you access the website **www.cesvote.com** and follow the simple instructions to record your vote	Have your proxy card available when you call **Toll-Free 1-888-693-8683** using a touch-tone phone and follow the simple instructions to record your vote	Please mark, sign and date your proxy card and return it in the **postage-paid envelope** provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230

If you vote on the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Time on November 30, 2023. If you vote by mail, your vote must be received in sufficient time before the annual meeting.

CONTROL NUMBER: ➔

↓ If voting by mail, please fold and detach card at perforation before mailing. ↓

AIM IMMUNOTECH INC.

WHITE PROXY

The Board of Directors unanimously recommends a vote "FOR ALL" of the Board's Nominees listed in Proposal 1.

NOMINEES:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
(1) Nancy K. Bryan	☐	☐	☐
(2) Thomas K. Equels			
(3) William M. Mitchell			
(4) Stewart L. Appelrouth			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominees in the space below.

____

The Board of Directors unanimously recommends a vote "FOR" Proposals 2 and 3, and "1 YEAR" for Proposal 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Approve the compensation of the Company's named executive officers by non-binding advisory vote.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

____
(Signature) Date

____
(Signature if held jointly) Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.

PRELIMINARY COPY – SUBJECT TO COMPLETION – DATED OCTOBER 24, 2023

YOUR VOTE IS IMPORTANT!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU MAY VOTE ON THE INTERNET OR BY TELEPHONE. YOUR INTERNET OR TELEPHONE VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 30, 2023. IF YOU DO NOT VOTE VIA THE INTERNET OR BY TELEPHONE, THEN PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY. YOUR MAIL VOTE MUST BE RECEIVED IN SUFFICIENT TIME BEFORE THE ANNUAL MEETING.

If you have any questions, would like to request additional copies of proxy materials or need assistance voting your proxy card, please contact AIM ImmunoTech Inc.'s proxy solicitor:

MORROW SODALI

If voting by mail, please fold and detach card at perforation before mailing.

WHITE PROXY

2023 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 1, 2023

THIS WHITE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas K. Equels and Peter W. Rodino III and each of them, acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies with all powers that the undersigned would possess if personally present, as a holder of the Common Stock, par value $0.001 per share ("Common Stock"), of AIM ImmunoTech Inc., a Delaware corporation (the "Company"), and to vote all the shares of Common Stock that the undersigned is entitled to vote at the 2023 Annual Meeting of Stockholders of the Company (including any adjournments, postponements, or continuations thereof, the "Annual Meeting"), to be held virtually on Friday, December 1, 2023 at 11:00 A.M. Eastern Time, and authorizes and instructs said proxies to vote in the manner directed on the reverse.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE "FOR ALL" NOMINEES ON PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "1 YEAR" FOR PROPOSAL 4. IF THIS PROXY CARD IS PROPERLY EXECUTED AND RETURNED BUT NO SUCH DIRECTION IS GIVEN AS TO A PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS ON THAT PROPOSAL: FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 (NANCY K. BRYAN, THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED AS DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, 1 YEAR FOR PROPOSAL 4, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. ONLY STOCKHOLDERS OF RECORD ON OCTOBER 2, 2023, MAY VOTE AT THE ANNUAL MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR WHITE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)